                      STATEMENT OF ADDITIONAL INFORMATION

               February 1, 2008, as supplemented on April 1, 2008

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND
                  WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND
                      WELLS FARGO ADVANTAGE BALANCED FUND
               WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND
                   WELLS FARGO ADVANTAGE GROWTH BALANCED FUND
                  WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

       CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS AND INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the Asset Allocation, Growth Balanced, and Moderate Balanced Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS, subject to the limitations described in each Fund's prospectus. Prior to April 11, 2005, the Administrator Class of each Fund (except for the Balanced Fund) was named the Institutional Class.

FUND                             CLASSES A, B, C        ADMINISTRATOR CLASS        INVESTOR CLASS
 Aggressive Allocation                                           o
 Asset Allocation                       o                        o
 Balanced                                                                                o
 Conservative Allocation                                         o
 Growth Balanced                        o                        o
 Moderate Balanced                      o                        o

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended September 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

     ALOS/FASAI11 (04/08)

License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         1
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              26
 Trustees and Officers                                                  26
 Investment Adviser                                                     29
 Investment Sub-Adviser                                                 31
 Investment Sub-Advisers - Master Portfolios                            32
 Portfolio Managers                                                     34
 Administrator                                                          38
 Distributor                                                            39
DISTRIBUTION FEES                                                       40
 Shareholder Servicing Agent                                            40
 Custodian                                                              41
 Fund Accountant                                                        41
 Transfer and Distribution Disbursing Agent                             41
 Underwriting Commissions                                               41
 Code of Ethics                                                         42
DETERMINATION OF NET ASSET VALUE                                        42
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          42
PORTFOLIO TRANSACTIONS                                                  45
FUND EXPENSES                                                           48
FEDERAL INCOME TAXES                                                    48
PROXY VOTING POLICIES AND PROCEDURES                                    57
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       58
CAPITAL STOCK                                                           60
OTHER INFORMATION                                                       64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           64
FINANCIAL INFORMATION                                                   64
APPENDIX                                                               A-1

                           HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     Except for the Balanced Fund, the Funds were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies. The Balanced Fund described in this SAI was created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company. The chart below indicates the predecessor Stagecoach, Norwest and Strong Funds that are the accounting survivors of the Wells Fargo Advantage Funds.

WELLS FARGO ADVANTAGE FUND                           PREDECESSOR FUNDS
---------------------------------------------------- -----------------------------------------------------------
Wells Fargo Advantage Aggressive Allocation Fund     Norwest Advantage Aggressive Balanced-Equity Fund
Wells Fargo Advantage Asset Allocation Fund          Stagecoach Asset Allocation Fund, Stagecoach Balanced Fund
Wells Fargo Advantage Balanced Fund                  Strong Balanced Fund
Wells Fargo Advantage Conservative Allocation Fund   Norwest Advantage Strategic Income Fund
Wells Fargo Advantage Growth Balanced Fund           Norwest Advantage Growth Balanced Fund
Wells Fargo Advantage Moderate Balanced Fund         Norwest Advantage Moderate Balanced Fund

     The AGGRESSIVE ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Advantage Aggressive Balanced-Equity Fund commenced operations on December 2, 1997. The Fund changed its name from Aggressive Balanced-Equity Fund to Strategic Growth Allocation Fund effective February 1, 2002. The Fund changed its name from the Strategic Growth Allocation Fund to the Aggressive Allocation Fund effective April 11, 2005.

     The ASSET ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund, which is considered to be the surviving entity for accounting purposes, commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on November 13, 1986.

     The BALANCED FUND commenced operations on April 11, 2005, as successor to the Strong Balanced Fund. The predecessor Strong Balanced Fund commenced operations on December 30, 1981. The predecessor Fund changed its name from the Strong Asset Allocation Fund to the Strong Balanced Fund effective June 23, 2000.

     The CONSERVATIVE ALLOCATION FUND commenced operations on November 8, 1999, as successor to the Norwest Advantage Strategic Income Fund. The predecessor Norwest Advantage Strategic Income Fund commenced operations on April 30, 1989. The Fund changed its name from the Strategic Income Fund to the Conservative Allocation Fund effective April 11, 2005.

     The GROWTH BALANCED FUND commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Advantage Growth Balanced Fund commenced operations on April 30, 1989.

     The MODERATE BALANCED FUND commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Advantage Moderate Balanced Fund commenced operations on April 30, 1989.

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that (iv) the Asset Allocation Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (v) the Asset Allocation Fund reserves the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Some of the Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios of Wells Fargo Master Trust ("Master Trust"). References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. The Funds is subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Collateralized Debt Obligations
-------------------------------

     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.

     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.

     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the Securities and Exchange Commission (the "SEC"). As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act").

     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.

     In addition to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectuses, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities;
(ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and
(iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Corporate Debt Securities.
--------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Fixed-Income Securities.
     -----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in Appendix A.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Funding Agreements
------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------

     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Inflation-Protected Debt Securities
------------------------------------

     The Inflation-Protected Bond Fund invests primarily in, and the Funds may invest in inflation-protected debt securities. Inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.

     A Fund's yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income generated by a Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund's portfolio are linked and may be more or less than traditional debt securities.

     The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security's principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure.

     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Municipal Securities
---------------------

     STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

     The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

Preferred Securities
--------------------

     The Funds may invest in securities that are known as "preferred securities" or "hybrid securities". These securities are deemed to be debt obligations although they may have one or more characteristics found in equity securities (E.G., no stated maturity date). The Fund will treat such preferred securities as corporate debt obligations so long as it has some combination of the following characteristics: the security pays interest; the security is priced relative to a U.S. Treasury security; the security is rated by one or more of the Nationally Recognized Statistical Rating Organizations; the security is callable; the security is issued by a corporation or similar for-profit entity; and/or other factors.

Stripped Securities
--------------------

     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Supranational Agency Securities
-------------------------------

     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives, including those traded in the over-the-counter market, are often subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     CREDIT DERIVATIVES. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

     A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (I.E., credit risk) in return for a periodic payment from the total return receiver based on designated index (E.G., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

     Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

     In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of futures and options in which the Funds may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------

     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The

Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     PARTICIPATION NOTES. The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     Participation Notes. The Funds may purchase participation notes, also
     -------------------
known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Interest Rate Protection Transactions
--------------------------------------

     To manage its exposure to different types of investments, each Fund may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Each Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                           COMPANY OR
                            REGISTRANT/                                                                        INVESTMENT
                             LENGTH OF                          PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                 SERVICE/1/                           DURING PAST 5 YEARS                         DIRECTORSHIPS
---------------------    -----------------    -----------------------------------------------------------    --------------
                                                      INDEPENDENT TRUSTEES
Thomas S. Goho, 65       Trustee,             Education Consultant to the Director of the Institute for            N/A
                         since 1987           Executive Education of the Babcock Graduate School of
                                              Management of Wake Forest University. Prior thereto, the
                                              Thomas Goho Chair of Finance of Wake Forest University,
                                              Calloway School of Business and Accountancy, from
                                              2006-2007 and Associate Professor of Finance from
                                              1999-2005.
Peter G. Gordon, 65      Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                 N/A
                         1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                         since 2001.          Company.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2007

                               INTERESTED
                               TRUSTEE                                      INDEPENDENT TRUSTEES
                               J. TUCKER        THOMAS S.        PETER G.        OLIVIA          TIMOTHY J.        DONALD C.
FUND                           MORSE            GOHO             GORDON          MITCHELL        PENNY             WILLEKE
Aggressive Allocation           $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Asset Allocation                $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Balanced                        $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Conservative Allocation         $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Growth Balanced                 $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Moderate Balanced               $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
TOTAL COMPENSATION FROM
THE FUND COMPLEX/1/             $173,000         $188,000         $211,500        $173,000         $173,000         $173,000

------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex as of the Funds' fiscal year end (consisting of 149 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007

                           INTERESTED
                           TRUSTEE                                         INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         OLIVIA           TIMOTHY J.       DONALD C.
FUND                       MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
Aggressive Allocation      $0               $      0         $0               $0               $      0         $0
                                            $50,001-
Asset Allocation           $0               $100,000         $0               $0               $      0         $0
Balanced                   $0               $      0         $0               $0               $      0         $0
Conservative Allocation    $0               $      0         $0               $0               $      0         $0
                                                                                               $50,001-
Growth Balanced            $0               $      0         $0               $0               $100,000         $0
Moderate Balanced          $0               $      0         $0               $0               $      0         $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000

------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex as of the calendar year end (consisting of 149 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; and (ii) gateway blended Funds that invest in two or more master portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

FUND                         FEE EFFECTIVE 8/1/04
 Asset Allocation        First $500M         0.65%
                          Next $500M         0.60%
                           Next $2B          0.55%
                           Next $2B         0.525%
                           Over $5B          0.50%
 Balanced                First $500M         0.65%
                          Next $500M         0.60%
                           Next $2B          0.55%
                           Next $2B         0.525%
                           Over $5B          0.50%


     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to stand-alone funds with a direct advisory relationship, the gateway blended Funds have entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

                                  ADVISORY FEES          MASTER LEVEL
GATEWAY                          (MAXIMUM ASSET            DORMANT
BLENDED FUNDS                   ALLOCATION FEES)        ADVISORY FEES*
Aggressive Allocation                  0.25%                 0.56%
Conservative Allocation                0.25%                 0.48%
Growth Balanced                        0.25%                 0.54%
Moderate Balanced                      0.25%                 0.50%

------
* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect the maximum blended fee rate based on each Fund's percentage investment in the master portfolios as of January 31, 2008.

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:

                                  YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                    9/30/07                     9/30/06                     9/30/05
                                             FEES                        FEES                        FEES
FUND                        FEES PAID       WAIVED      FEES PAID       WAIVED      FEES PAID       WAIVED
Aggressive Allocation      $  117,078    $  513,807    $  193,480    $  172,495    $  470,986    $  224,624
Asset Allocation           $5,611,303    $1,231,991    $1,266,978    $1,154,883    $7,216,407    $  930,240
Conservative Allocation    $  248,212    $1,165,863    $   59,447    $   44,175    $5,005,483    $2,400,853
Growth Balanced            $1,399,313    $3,771,767    $1,111,821    $  910,279    $1,410,106    $  783,199
Moderate Balanced          $  287,290    $1,090,808    $  388,715       331,794    $1,108,103    $  690,278

     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolio of the Balanced Fund. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolio of the Fund pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolio of the Fund. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows: a monthly fee at an annual rate of 0.60% on the first $35 million of assets and 0.55% on all assets thereafter of the predecessor portfolio's average daily net assets. The table below shows the advisory fees paid by either the Fund or its predecessor portfolio. For the fiscal periods indicated below, the Fund or its predecessor portfolio paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                 YEAR ENDED             PERIOD ENDED            PERIOD ENDED             YEAR ENDED
                   9/30/07                 9/30/06                9/30/05*                12/31/04
              FUNDS MANAGEMENT        FUNDS MANAGEMENT        FUNDS MANAGEMENT              SCM
                           FEES                    FEES                    FEES                   FEES
FUND        FEES PAID     WAIVED    FEES PAID     WAIVED    FEES PAID     WAIVED    FEES PAID    WAIVED
Balanced    $428,557    $411,977    $519,915    $359,211    $681,562    $187,934    $897,602    $31,547

------
* For the Interim Period, the predecessor portfolio of the Fund paid Funds Management $230,947 and waived $14,429 in advisory fees under an interim investment management agreement. The Fund paid Funds Management $450,615 and waived $173,505 in advisory fees after the Interim Period through September 30, 2005 under the current advisory agreement.

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the following stand-alone Funds, the Sub-Adviser is entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

                                                                 FEE
                                                         EFFECTIVE PRIOR TO                    FEE
FUND                            SUB-ADVISER                    1/1/06                    EFFECTIVE 1/1/06
 Asset Allocation        Wells Capital Management      $0-1B            0.15%      First $100M           0.15%
                                                        >$1B            0.10%       Next $100M          0.125%
                                                                                    Over $200M           0.10%
 Balanced                Wells Capital Management      $0-1B            0.25%      First $100M           0.25%
                                                        >$1B            0.20%       Next $100M           0.20%
                                                                                    Over $200M           0.15%

     For providing investment sub-advisory services, including asset allocation services, to the Aggressive Allocation, Conservative Allocation, Growth Balanced, and Moderate Balanced Funds, Wells Capital Management is entitled to receive an annual fee as a percentage of each Fund's daily net assets as follows:

FUND                                         FEE
 Aggressive Allocation          First $250M        0.10%
 Conservative Allocation         Over $250M        0.05%
 Growth Balanced
 Moderate Balanced

     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolio of the Fund pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.

FUND                     SUB-ADVISER                       FEE
 Balanced         Wells Capital Management       $0-1B             0.25%
                                                  >$1B             0.20%

     Prior to January 1, 2005, WCM had not entered into any sub-advisory agreements with respect to the predecessor portfolio of the Fund.

Investment Sub-Advisers - Master Portfolios
-------------------------------------------

     Aggressive Allocation, Conservative Allocation, Growth Balanced and
     -------------------------------------------------------------------
Moderate Balanced Funds. Funds Management has engaged Artisan Partners Limited
-----------------------
Partnership ("Artisan"), SSgA Funds Management ("SSgA"), Cadence Capital Management, LLC ("Cadence"), Cooke & Bieler, L.P. ("C&B"), Galliard Capital Management, Inc. ("Galliard"), an affiliate of Funds Management, LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), an affiliate of Funds Management, Smith Asset Management Group ("Smith"), an affiliate of Funds Management, Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Master Trust's Board, and the overall supervision and control of Funds Management and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the master portfolios' blended assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the master portfolios. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Master Trust's Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway blended Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway blended Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

MASTER PORTFOLIO                                   SUB-ADVISER                          FEE
 C&B Large Cap Value Portfolio                         C&B                 First $250M            0.45%
                                                                            Next $250M            0.40%
                                                                            Next $250M            0.35%
                                                                            Over $750M            0.30%
 Disciplined Growth Portfolio                         Smith                First $200M            0.30%
                                                                            Next $300M            0.20%
                                                                            Over $500M            0.15%
 Emerging Growth Portfolio                  Wells Capital Management       First $100M            0.55%
                                                                            Next $100M            0.50%
                                                                            Over $200M            0.40%
 Equity Income Portfolio                    Wells Capital Management       First $100M            0.35%
                                                                            Next $100M            0.30%
                                                                            Next $300M            0.20%
                                                                            Over $500M            0.15%
 Equity Value Portfolio                            Systematic              First $150M            0.30%
                                                                            Next $200M            0.20%
                                                                            Next $400M            0.15%
                                                                            Next $250M            0.13%
                                                                             Over $1B             0.10%
 Index Portfolio                            Wells Capital Management       First $100M            0.05%
                                                                            Next $100M            0.03%
                                                                            Over $200M            0.02%
 Inflation-Protected Bond Portfolio         Wells Capital Management       First $100M            0.20%
                                                                            Next $200M           0.175%
                                                                            Next $200M            0.15%
                                                                            Over $500M            0.10%
 International Core Portfolio                       New Star                First $50M            0.35%
                                                                            Next $500M            0.29%
                                                                            Over $550M            0.20%

                                                                             First $250M          0.70%
International Growth Portfolio                        Artisan                 Over $250M          0.50%
 International Index Portfolio                         SSgA                 First $100M            0.08%
                                                                             Over $100M            0.06%
 International Value Portfolio                          LSV                 First $150M            0.35%
                                                                             Next $350M            0.40%
                                                                             Next $250M            0.35%
                                                                             Next $250M           0.325%
                                                                              Over $1B             0.30%
 Large Cap Appreciation Portfolio                     Cadence               First $250M            0.30%
                                                                             Next $250M            0.20%
                                                                             Next $500M            0.15%
                                                                              Over $1B             0.10%
 Large Company Growth Portfolio                      Peregrine               First $25M            0.55%
                                                                             Next $25M             0.45%
                                                                             Next $100M            0.40%
                                                                             Next $125M            0.35%
                                                                             Over $275M            0.30%
 Managed Fixed Income Portfolio*                     Galliard               First $500M            0.10%
                                                                              Next $1B             0.05%
                                                                             Over $1.5B            0.03%
 Small Cap Index Portfolio                   Wells Capital Management       First $100M            0.05%
                                                                             Next $100M            0.03%
                                                                             Over $200M            0.02%
 Small Company Growth Portfolio                      Peregrine               First $50M            0.90%
                                                                             Next $130M            0.75%
                                                                             Next $160M            0.65%
                                                                             Next $345M            0.50%
                                                                             Next $50M             0.52%
                                                                             Over $735M            0.55%
 Small Company Value Portfolio                       Peregrine              First $175M            0.50%
                                                                             Over $175M            0.75%
 Stable Income Portfolio*                            Galliard               First $500M            0.10%
                                                                              Next $1B             0.05%
                                                                             Over $1.5B            0.03%
 Strategic Small Cap Value Portfolio         Wells Capital Management       First $200M            0.45%
                                                                             Over $200M            0.40%
 Total Return Bond Portfolio                 Wells Capital Management       First $100M            0.20%
                                                                             Next $200M           0.175%
                                                                             Next $200M            0.15%
                                                                             Over $500M            0.10%

------
* Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                      SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------- --------------------------  -----------------------
Aggressive Allocation     Funds Management            Thomas C. Biwer, CFA
Conservative Allocation                               Christian L. Chan, CFA
Growth Balanced                                       Andrew Owen, CFA
Moderate Balanced
Aggressive Allocation     Wells Capital Management    Doug Beath
Conservative Allocation                               Galen G. Blomster, CFA
Growth Balanced                                       Jeffrey P. Mellas
Moderate Balanced
Asset Allocation          Wells Capital Management    Galen G. Blomster, CFA
                                                      Gregory T. Genung, CFA
                                                      Jeffrey P. Mellas
Balanced                  Wells Capital Management    Gary J. Dunn, CFA
                                                      W. Frank Koster
                                                      Robert M. Thornburg

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                 REGISTERED             OTHER POOLED
                            INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                             NUMBER      TOTAL      NUMBER       TOTAL       NUMBER       TOTAL
                               OF        ASSETS       OF         ASSETS        OF        ASSETS
PORTFOLIO MANAGER*          ACCOUNTS    MANAGED    ACCOUNTS     MANAGED     ACCOUNTS     MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA          1        $ 68.7M       0        $       0        4       $   2.2M
 Christian L. Chan, CFA        1        $ 68.7M       0        $       0        1       $   0.2M
 Andrew Owen, CFA              1        $ 68.7M       0        $       0        2       $130,000
WELLS CAPITAL MANAGEMENT
 Doug Beath                    6        $1,873M       0        $       0       12       $ 5,132M
 Galen G. Blomster, CFA        6        $1,873M       1        $    557M        0       $      0
 Gary J. Dunn, CFA             0        $     0       1       $    79.5M       24       $ 605.3M
 Gregory T. Genung, CFA        0        $     0       4       $ 1,115.9M        5       $ 435.4M
 Jeffrey P. Mellas             6        $  1.8B       2       $     827M       17       $   5.3B
 W. Frank Koster               1        $  1.3B       3       $   837.5M       37       $   2.0M
 Robert M. Thornburg           0        $     0       1       $      79M       24       $   605M

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                                       REGISTERED                    OTHER POOLED
                                  INVESTMENT COMPANIES            INVESTMENT VEHICLES               OTHER ACCOUNTS
                                  NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                    OF            ASSETS           OF            ASSETS           OF             ASSETS
PORTFOLIO MANAGER*               ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA               0               $0             0               $0             0             $     0
 Christian L. Chan, CFA             0               $0             0               $0             0             $     0
 Andrew Owen, CFA                   0               $0             0               $0             0             $     0
WELLS CAPITAL MANAGEMENT
 Doug Beath                         0               $0             0               $0             4             $  172M
 Galen G. Blomster, CFA             0               $0             0               $0             0             $     0
 Gary J. Dunn, CFA                  0               $0             0               $0             0             $     0
 Gregory T. Genung, CFA             0               $0             0               $0             4             $ 171.2
 Jeffrey P. Mellas                  0               $0             0               $0             6            $   1.3B
 W. Frank Koster                    0               $0             0               $0             0            $      0
 Robert M. Thornburg                0               $0             0               $0             0            $      0

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

                    BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS

PORTFOLIO MANAGER                FUND                           BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA            Aggressive Allocation          $0
                                 Conservative Allocation        $0
                                 Growth Balanced                $0
                                 Moderate Balanced              $0
 Christian L. Chan, CFA          Aggressive Allocation          $0
                                 Conservative Allocation        $0
                                 Growth Balanced                $0
                                 Moderate Balanced              $0
 Andrew Owen, CFA                Aggressive Allocation          $0
                                 Conservative Allocation        $0
                                 Growth Balanced                $0
                                 Moderate Balanced              $0
 WELLS CAPITAL MANAGEMENT
 Doug Beath                      Aggressive Allocation          $0
                                 Conservative Allocation        $0
                                 Growth Balanced                $1 - 10,000
                                 Moderate Balanced              $0
 Gregory T. Genung, CFA          Asset Allocation               $1 - 10,000
 Galen G. Blomster, CFA          Aggressive Allocation          $0
                                 Asset Allocation               $0
                                 Conservative Allocation        $100,001 - 500,000
                                 Growth Balanced                $500,001 - 1,000,000
                                 Moderate Balanced              $10,001 - 50,000
 Gary J. Dunn, CFA               Balanced                       $0
 Jeffrey P. Mellas               Aggressive Allocation          $0
                                 Asset Allocation               $10,001 - 50,000
                                 Conservative Allocation        $0

PORTFOLIO MANAGER           FUND                     BENEFICIAL OWNERSHIP
                            Growth Balanced          $10,001 - 50,000
                            Moderate Balanced        $    0
 W. Frank Koster            Balanced                 $    0
 Robert M. Thornburg        Balanced                 $    0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                  CLASS-LEVEL
                                   FUND-LEVEL ADMIN. FEE           ADMIN. FEE           TOTAL ADMIN. FEE
                                                     (% OF           (% OF                              (% OF
                                AVERAGE DAILY    AVERAGE DAILY   AVERAGE DAILY     AVERAGE DAILY    AVERAGE DAILY
SHARE CLASS                      NET ASSETS       NET ASSETS)     NET ASSETS)       NET ASSETS       NET ASSETS)
 Class A, Class B, Class C   $0-4.99 billion          0.05%           0.28%     $0-4.99 billion          0.33%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.32%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.31%
 Administrator Class         $0-4.99 billion          0.05%           0.10%     $0-4.99 billion          0.15%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.14%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.13%
 Investor Class/1/           $0-4.99 billion          0.05%           0.40%     $0-4.99 billion          0.45%
                             $5 -9.99 billion         0.04%                     $5 -9.99 billion         0.44%
                             >$9.99 billion           0.03%                     >$9.99 billion           0.43%

------
/1/   Effective February 1, 2008, the class-level administration fee for the
       Investor Class was reduced by 0.05%, as shown in the table. Prior to February 1, 2008, the class-level administration fee for the Investor Class was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds listed below paid the following administrative fees to Funds
Management:

                                        YEAR ENDED   YEAR ENDED    YEAR ENDED
FUND                                      9/30/07      9/30/06      9/30/05
Aggressive Allocation (Fund Level)      $  126,177   $  104,677   $   94,197
 Administrator Class                    $  252,354   $  209,354   $  284,010
Asset Allocation (Fund Level)           $  554,123   $  558,892   $  587,482
 Class A                                $2,502,598   $2,499,905   $2,580,249
 Class B                                $  296,047   $  373,788   $  509,504
 Class C                                $  101,282   $  107,268   $   93,829
 Administrator Class                    $   72,557   $   53,155   $   57,935
Conservative Allocation (Fund Level)    $  282,815   $  233,220   $  221,621
 Administrator Class                    $  565,630   $  466,441   $  669,736
Growth Balanced (Fund Level)            $1,034,216   $1,005,088   $1,001,096
 Class A                                $  208,370   $  170,487   $  163,393
 Class B                                $  196,213   $  223,203   $  250,875

                                   YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                9/30/07       9/30/06      9/30/05
 Class C                          $   44,196    $   47,962   $   55,632
 Administrator Class              $1,908,153    $1,852,442   $2,785,842
Moderate Balanced (Fund Level)    $  275,620    $  283,852   $  282,021
 Class A                          $   22,178    $   14,786   $   10,924
 Class B                          $    9,550    $    9,107   $    8,021
 Class C                          $    5,138    $    3,739   $    2,937
 Administrator Class              $  538,074    $  557,836   $  846,529

     Former Strong Fund. As discussed in the "Historical Fund Information"
     ------------------
section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolio of the Balanced Fund and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.30% of the predecessor portfolio's average daily net assets attributable to its Investor Class shares. The table below shows the administration fees paid by either the Fund or its predecessor portfolio for the indicated fiscal periods to the respective administrator shown below:

                                                                                                           YEAR ENDED
            YEAR ENDED 9/30/07       YEAR ENDED 9/30/06       4/9/05 - 9/30/05       1/1/05 - 4/8/05        12/31/04
FUND            FUNDS MGMT               FUNDS MGMT              FUNDS MGMT                SIS                SIS
BALANCED
 Investor Class  $646,565                 $676,251                $381,650               $219,671          $499,715

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES

     For the fiscal year ended September 30, 2007, the Funds paid the Distributor the following fees for distribution-related services:

                                                                COMPENSATION       COMPENSATION
                                                PRINTING &           TO                 TO
FUND              TOTAL        ADVERTISING        MAILING       UNDERWRITERS      BROKER/DEALERS        OTHER*
 ASSET ALLOCATION
  Class B       $792,982            $0              $0            $      0           $      0         $792,982
  Class C       $271,294            $0              $0            $155,609           $115,685         $      0
 GROWTH BALANCED
  Class B       $525,572            $0              $0            $      0           $      0         $525,572
  Class C       $118,383            $0              $0            $ 78,800           $ 39,583         $      0
 MODERATE BALANCED
  Class B       $ 25,579            $0              $0            $      0           $      0         $ 25,579
  Class C       $ 13,761            $0              $0            $ 10,027           $  3,734         $      0

------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds is designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund except for the gateway blended Funds. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of Master Trust.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds (except the Balanced Fund) on a continuous basis. For the Funds' (except the Balanced Fund's) past three fiscal years, the aggregate dollar amount of underwriting commissions paid to the respective principal underwriter and the amounts retained by such underwriter were as follows:

                                                          PERIOD ENDED           PERIOD FROM
     YEAR ENDED 9/30/07         YEAR ENDED 9/30/06     4/11/05 TO 9/30/05    10/01/04 TO 4/10/05
      FUNDS DISTRIBUTOR         FUNDS DISTRIBUTOR      FUNDS DISTRIBUTOR          STEPHENS
       PAID         RETAINED      PAID     RETAINED      PAID     RETAINED      PAID     RETAINED
       $242,167    $1,798     $450,417     $3,058      $286,555    $41,894    $325,142    $51,192

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolio of the Balanced Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was $0.00.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence

Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS FOLLOWS:

                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------
/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange {SHELL SHARE CLASS EXPANSION}.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:

                                SEPTEMBER 30,        SEPTEMBER 30,
FUND                                 2007                2006
Aggressive Allocation               58%                  61%
Asset Allocation                    16%                  11%
Conservative Allocation             91%                  102%
Growth Balanced                     75%                  80%
Moderate Balanced                   82%                  93%
Balanced                            52%                  61%

     Brokerage Commissions. For the three most recent fiscal years, the Fund
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                          YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                        9/30/07           9/30/06          9/30/05
 Asset Allocation          $165,161          $203,471         $225,277

     Former Strong Fund. For the fiscal periods listed below, the Fund and
     ------------------
predecessor portfolio of the Fund listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                       YEAR ENDED        YEAR ENDED        PERIOD ENDED
FUND                     9/30/07           9/30/06           9/30/05
 Balanced Fund         $  34,201*        $  21,255*          $155,459

------
* The Premier Value Team at Wells Capital Management assumed the management of the equity portion of the Balanced Fund in 2005, making significant changes in the portfolio which resulted in lower commissions and portfolio turnover rate in 2006 and 2007.

     Directed Brokerage Commissions. For fiscal year ended September 30, 2007,
     ------------------------------
the Fund's Sub-Adviser directed brokerage transactions to brokers for research services (soft-dollar transactions). The total commissions paid, and the aggregate dollar amount of portfolio transactions to which such commissions relate, are listed below.

                         PERIOD ENDED                  PERIOD ENDED
                            9/30/07                      9/30/07
FUND                   COMMISSIONS PAID        TOTAL AMOUNT OF TRANSACTIONS
 Balanced Fund           $ 11,194.60                 $ 12,295,210.51

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                   BROKER-DEALER                                 AMOUNT
 Asset Allocation      Merrill Lynch & Company Incorporated       $ 3,038,139
                       Lehman Brothers Holdings, Inc.             $ 1,561,522
                       Goldman Sachs & Co.                        $ 4,190,234
                       JP Morgan Chase & Co.                      $ 7,389,483
                       Bank of America                            $10,631,049
                       Citigroup                                  $46,470,451
                       Bear Stearns & Co., Inc.                   $37,152,758
                       Morgan Stanley                             $40,712,348
                       Credit Suisse                              $23,938,191
                       Barclays                                   $13,222,886
 Balanced              Citigroup                                  $ 4,518,844
                       Goldman Sachs & Co.                        $ 1,503,420
                       J.P. Morgan Chase & Co.                    $ 2,643,291
                       Morgan Stanley                             $ 2,608,672
                       Bank of America                            $ 2,677,321
                       Credit Suisse                              $ 2,558,821
                       Bear Stearns                               $ 1,675,200
                       Lehman Brothers                            $ 1,215,541
                       Merrill Lynch & Company Incorporated       $   484,827
                       Barclays                                   $   870,234


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds does not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                             CAPITAL LOSS CARRY
FUND          YEAR EXPIRES        FORWARDS
  Balanced       2010            $1,935,302

     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a

Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Except for exempt-interest dividends (defined
     -------------------------
below) paid by a Fund, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a

Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond funds typically do not distribute significant amounts of "qualified dividend income."

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause
(iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Funds is six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Gateway blended Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of January 4, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                        OWNERSHIP AS OF JANUARY 4, 2008

FUND                        NAME AND ADDRESS                       PERCENTAGE
----------------------      --------------------------------      -----------
AGGRESSIVE ALLOCATION
 Aggressive Allocation (FundWELLS FARGO BANK NA FBO                   56.60%
Level)                      WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARRO BANK NA FBO                   56.62%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WACHOVIA BANK FBO                         20.46%
                            VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
                            WELLS FARGO BANK FBO                      19.98%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
ASSET ALLOCATION
 Class A                    NONE                                     NONE
 Class B                    AMERICAN ENTERPRISE INVESTMENT             5.36%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    MLPF&S FOR THE SOLE BENEFIT                7.43%
                            OF ITS CUSTOMERS
                            ATTN MUTUAL FUND ADMINISTRATION
                            4800 DEE LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Administrator Class        WELLS FARGO BANK NA FBO                   68.39%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                   28.24%
                            STAGECOACH BALANCED FD CL I
                            ATTN MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
BALANCED
 Investor Class             NONE                                     NONE

FUND                        NAME AND ADDRESS                        PERCENTAGE
----------------------      ---------------------------------      -----------
CONSERVATIVE ALLOCATION
 Conservative Allocation    WACHOVIA BANK FBO                          61.70%
(Fund Level)                VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
 Administrator Class        WACHOVIA BANK FBO                          61.71%
                            VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
                            WELLS FARGO BANK NA FBO                    23.34%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK FBO                       12.38%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
GROWTH BALANCED
 Growth Balanced (Fund      WELLS FARGO BANK NA FBO                    30.80%
Level)                      REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BANK WEST NA                   14.23%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    AMERICAN ENTERPRISE INVESTMENT              6.21%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT              5.64%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                    33.53%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                    21.05%
                            WELLS FARGO GROWTH BALANCED FD I
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                    16.35%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND            NAME AND ADDRESS                          PERCENTAGE
----------      -----------------------------------      -----------
                BANK OF NEW YORK CUST                        12.62%
                FBO SAVINGS PLAN FOR EMPLOYEES AND
                PARTNERS OF
                PRICEWATERHOUSECOOPERS LLP
                1 WALL ST 12TH FLOOR
                NEW YORK NY 10286-0001
                WACHOVIA BANK FBO                             7.26%
                VARIOUS RETIREMENT PLANS
                1525 WEST WT HARRIS BLVD
                CHARLOTTE NC 28288-0001
MODERATE BALANCED
 Moderate       WELLS FARGO BANK NA FBO                      53.00%
Balanced (Fund  REINVEST/REINVEST
Level)          PO BOX 1533
                MINNEAPOLIS MN 55480-1533
                WELLS FARGO BANK NA FBO                      29.90%
                WELLS FARGO 401K
                PO BOX 1533
                MINNEAPOLIS MN 55480-1533
 Class A        WELLS FARGO BANK FBO                         12.79%
                WELLS FARGO HEALTH SAVINGS ACCT
                PO BOX 1533
                MINNEAPOLIS MN 55480-1533
                WELLS FARGO INVESTMENTS LLC                   8.20%
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                AMERICAN ENTERPRISE INVESTMENT                6.11%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                WELLS FARGO INVESTMENTS LLC                   5.80%
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                WELLS FARGO INVESTMENTS LLC                   5.72%
                608 SECOND AVENUE SOUTH 8TH FLOOR
                MINNEAPOLIS MN 55402-1927
                WELLS FARGO BANK NA FBO                       5.41%
                KAISER PERMANENTES PLAN HSA
                PO BOX 1533
                MINNEAPOLIS MN 55480-1533
 Class B        AMERICAN ENTERPRISE INVESTMENT               21.49%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class C        AMERICAN ENTERPRISE INVESTMENT                8.32%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                     PERCENTAGE
----------------------      ------------------------------      -----------
                            STATE STREET BANK & TRUST CO            5.37%
                            CUST FOR THE IRA OF
                            JOHN D PAGOTTO
                            1183 MIDDLETOWN RD
                            PEN ARGYL PA 18072-9611
 Administrator Class        WELLS FARGO BANK NA FBO                54.58%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                30.83%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                12.41%
                            LWCC DEF COMP PLANS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

------
(a) Ameriprise Trust Company is a Minnesota corporation and a subsidiary of Ameriprise Financial Services, Inc.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended September 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION

                 July 1, 2007, as supplemented on April 1, 2008

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND

CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND
                                 INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about ten series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS, subject to the limitations described in each Fund's prospectus. Class A, Class B and Class C shares of the Funds are closed to new investors. Please see the Class A, Class B and Class C shares' prospectus for further details. For the Target Today Fund, Target 2020 Fund, Target 2030 Fund, and Target 2040 Fund, prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

FUNDS                 CLASSES A, B, C   ADMINISTRATOR CLASS   INSTITUTIONAL CLASS   INVESTOR CLASS
 Target Today Fund           o                   o                     o                  o
 Target 2010 Fund            o                   o                     o                  o
 Target 2015 Fund                                o                     o                  o
 Target 2020 Fund            o                   o                     o                  o
 Target 2025 Fund                                o                     o                  o
 Target 2030 Fund            o                   o                     o                  o
 Target 2035 Fund                                o                     o                  o
 Target 2040 Fund            o                   o                     o                  o
 Target 2045 Fund                                o                     o                  o
 Target 2050 Fund                                o                     o                  o

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated July 1, 2007. The audited financial statements for the Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended February 28, 2007, are hereby incorporated by reference to the Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds' Annual Report. The Prospectuses and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              22
 Trustees and Officers                                                  22
 Investment Adviser                                                     25
 Investment Sub-Adviser                                                 27
 Portfolio Managers                                                     29
 Administrator                                                          32
 Distributor                                                            35
DISTRIBUTION FEES                                                       35
 Shareholder Servicing Agent                                            36
 Custodian                                                              36
 Fund Accountant                                                        37
 Transfer and Distribution Disbursing Agent                             37
 Underwriting Commissions                                               37
 Code of Ethics                                                         37
DETERMINATION OF NET ASSET VALUE                                        38
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          38
PORTFOLIO TRANSACTIONS                                                  41
FUND EXPENSES                                                           43
FEDERAL INCOME TAXES                                                    43
PROXY VOTING POLICIES AND PROCEDURES                                    52
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       53
CAPITAL STOCK                                                           55
OTHER INFORMATION                                                       62
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           62
FINANCIAL INFORMATION                                                   62
APPENDIX A                                                             A-1
APPENDIX B                                                             B-1

                           HISTORICAL FUND INFORMATION

     Some of the Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex following the merger of the advisers' parent companies. On March 25, 1999, the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust (the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Stagecoach Trust portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     The Funds were originally named the "LifePath Funds." Effective May 1, 2001, the Funds listed in the table below were renamed the "Outlook Funds," and effective June 26, 2006, the Funds were renamed the "Target Date Funds" as follows:

PRIOR NAME                  NAME EFFECTIVE MAY 1, 2001   NAME EFFECTIVE JUNE 26, 2006
--------------------------- ---------------------------- -----------------------------
LifePath Opportunity Fund   Outlook Today Fund           Target Today Fund
LifePath 2010 Fund          Outlook 2010 Fund            Target 2010 Fund
LifePath 2020 Fund          Outlook 2020 Fund            Target 2020 Fund
LifePath 2030 Fund          Outlook 2030 Fund            Target 2030 Fund
LifePath 2040 Fund          Outlook 2040 Fund            Target 2040 Fund

     Effective June 23, 2001, each Fund withdrew its investment from its respective Barclays Global Fund Advisors ("BGFA")-advised master portfolio, and converted into a stand-alone Fund investing directly in a portfolio of securities. At that time, BGFA became the direct investment adviser to each stand-alone Fund pursuant to an interim advisory agreement, and was entitled to receive fees at the same annual rates as were applicable under the advisory contract with each BGFA-advised Master Portfolio. At the special meetings of shareholders held on October 19, 2001, shareholders approved investment advisory and sub-advisory arrangements, with Wells Fargo Funds Management, LLC ("Funds Management" or "WFFM") as adviser and BGFA as sub-adviser.

     Effective June 26, 2006, the Funds were converted to gateway funds in a MASTER/GATEWAY (Reg. TM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust ("Master Trust") or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. At the special meeting of shareholders held June 12, 2006, and subsequent adjournments on June 20, 2006, June 23, 2006, shareholders approved investment sub-advisory arrangements with Global Index Advisors, Inc. ("Global Index Advisors" or "GIA"). The sub-advisory arrangements with BGFA terminated upon the conversion of the Funds to gateway funds.

     The Target Today, Target 2010, Target 2020, Target 2030 and Target 2040 Funds commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B, and Class C shares. The Class B shares of the LifePath Opportunity Fund commenced operations on August 1, 1998, and the Class C shares of the LifePath 2040 Fund commenced operations on July 1, 1998. The Class B shares of all other LifePath Funds commenced operations on March 1, 1997. The Class C shares of all other LifePath Funds commenced operations on December 1, 1998. The Administrator Class shares commenced operations on November 8, 1999, the Institutional Class shares commenced operations on June 30, 2004, and the Investor Class shares commenced operations on January 31, 2007. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund. The Target 2015, Target 2025, Target 2035, Target 2045 and Target 2050 Funds commenced operations on June 29, 2007.

     THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES. DOW JONES MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY. DOW JONES' ONLY RELATIONSHIP TO THE LICENSEE IS THE LICENSING OF CERTAIN TRADEMARKS, TRADE NAMES AND SERVICE MARKS OF DOW JONES AND OF THE DOW JONES TARGET DATE INDEXES/SM/, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY DOW JONES WITHOUT REGARD TO GIA, FUNDS MANAGEMENT, OR THE FUNDS. DOW JONES HAS NO OBLIGATION TO TAKE THE NEEDS OF GIA, FUNDS MANAGEMENT OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE DOW JONES TARGET DATE INDEXES/SM/. DOW JONES IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUNDS ARE TO BE CONVERTED INTO CASH. DOW JONES HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS.

     DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GIA, FUNDS MANAGEMENT, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. DOW JONES

MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND GIA, OR FUNDS MANAGEMENT.

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios. References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Corporate Debt Securities.
--------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Fixed-Income Securities.
     -----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in Appendix A.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bondsand certificates of participation in such obligations. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

High Yield Securities
----------------------

     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     The U.S. Supreme Court has agreed to review a state court's decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states similarly exempt interest on in-state municipal instruments, while taxing interest on out-of-state municipal instruments.

     If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. State-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court heard arguments in this case in November 2007.

     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Pass-Through Obligations
-------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of futures and options in which the Funds may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Government Securities
-----------------------------

     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective.

Foreign Obligations and Securities
-----------------------------------

     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     PARTICIPATION NOTES. The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Funding Agreements
------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Restricted Securities
----------------------

     Certain Funds may invest in certain restricted securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities") and commercial paper issued in reliance on Section 4(2) of the 1933 Act ("4(2) Paper"). Rule 144A Securities and 4(2) Paper ("Restricted Securities") are not publicly traded, and thus the liquidity of the market for such securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted Securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 10% of net assets in illiquid securities. The investment adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Restricted Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Restricted Security; (2) the number of dealers willing to purchase or sell the Restricted Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Restricted Security; and (4) the nature of the Restricted Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Restricted Security, the method of soliciting offers and the mechanics of transfer). In order for the adviser to determine that 4(2) Paper is liquid, the adviser must find that, in addition to satisfying the factors identified above, the following conditions are met: (1) the 4(2) Paper must not be traded flat or be in default as to principal or interest; and (2) the 4(2) Paper must be rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO rates the 4(2) Paper, by that NRSRO; or if the 4(2) Paper is unrated, the Board must have determined that the security is of equivalent quality.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Variable Rate and Amount Master Notes
-------------------------------------

     Certain Funds may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Funds whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 65         Trustee,             Education Consultant to the Director of the Institute for              N/A
                           since 1987           Executive Education of the Babcock Graduate School of
                                                Management of Wake Forest University. Prior thereto, the
                                                Thomas Goho Chair of Finance of Wake Forest University,
                                                Calloway School of Business and Accountancy, from
                                                2006-2007 and Associate Professor of Finance from
                                                 1999-2005.
Peter G. Gordon, 65        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001.          Company.
Olivia Mitchell, 55        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       Senior Counselor to the public relations firm of                       N/A
                           1996                 Himle-Horner and Senior Fellow at the Humphrey Institute,
                                                Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 48       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 48      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 43        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and did not meet during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended February 28, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED FEBRUARY 28, 2007

                            INTERESTED TRUSTEE                           INDEPENDENT TRUSTEES
                                 J. TUCKER       THOMAS S.   PETER G.   RICHARD M.   OLIVIA S.   TIMOTHY J.   DONALD C.
FUND                               MORSE            GOHO      GORDON       LEACH      MITCHELL      PENNY      WILLEKE
Dow Jones Target Today           $  1,184        $  1,274    $  1,431    $  1,174    $  1,184     $  1,184    $  1,184
Dow Jones Target 2010            $  1,184        $  1,274    $  1,431    $  1,174    $  1,184     $  1,184    $  1,184
Dow Jones Target 2015/1/            N/A             N/A         N/A         N/A         N/A          N/A         N/A
Dow Jones Target 2020            $  1,184        $  1,274    $  1,431    $  1,174    $  1,184     $  1,184    $  1,184
Dow Jones Target 2025/1/            N/A             N/A         N/A         N/A         N/A          N/A         N/A
Dow Jones Target 2030            $  1,184        $  1,274    $  1,431    $  1,174    $  1,184     $  1,184    $  1,184
Dow Jones Target 2035/1/            N/A             N/A         N/A         N/A         N/A          N/A         N/A
Dow Jones Target 2040            $  1,184        $  1,274    $  1,431    $  1,174    $  1,184     $  1,184    $  1,184
Dow Jones Target 2045/1/            N/A             N/A         N/A         N/A         N/A          N/A         N/A
Dow Jones Target 2050/1/            N/A             N/A         N/A         N/A         N/A          N/A         N/A
TOTAL COMPENSATION FROM          $170,500        $183,500    $206,000    $169,000    $170,500     $170,500    $170,500
THE FUND COMPLEX/2/

------
/1/   The Funds commenced operations on June 29, 2007. It is estimated that the
       Fund will pay $8,326 in Trustee Compensation for the fiscal year ending February 29, 2008.
/2/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 144 funds) as of the Funds' fiscal year end.

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

                       BENEFICIAL EQUITY OWNERSHIP IN THE
                             FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2006

                    INTERESTED
                    TRUSTEE
                    J. TUCKER
FUND                MORSE
Dow Jones Target
Today               $0
Dow Jones Target
2010                $0
Dow Jones Target
2015/1/             $0
Dow Jones Target
2020                $0
Dow Jones Target
2025/1/             $0
Dow Jones Target
2030                $0
Dow Jones Target
2035/1/             $0
Dow Jones Target
2040                $0
Dow Jones Target
2045/1/             $0
Dow Jones Target
2050/1/             $0
Aggregate Dollar
Range of Equity
Securities Of Fund
Complex/2/          over $100,000

                                                               INDEPENDENT TRUSTEES
                    THOMAS S.          PETER G.          RICHARD M.        OLIVIA S.         TIMOTHY J.        DONALD C.
FUND                GOHO               GORDON            LEACH             MITCHELL          PENNY             WILLEKE
Dow Jones Target
Today               $10,001-$50,000    $0                $0                $0                $0                $0
Dow Jones Target
2010                $10,001-$50,000    $0                $0                $0                $0                $0
Dow Jones Target
2015/1/             $             0    $0                $0                $0                $0                $0
Dow Jones Target
2020                $             0    $0                $0                $0                $0                $0
Dow Jones Target
2025/1/             $             0    $0                $0                $0                $0                $0
Dow Jones Target
2030                $             0    $0                $0                $0                $0                $0
Dow Jones Target
2035/1/             $             0    $0                $0                $0                $0                $0
Dow Jones Target
2040                $             0    $0                $0                $0                $0                $0
Dow Jones Target
2045/1/             $             0    $0                $0                $0                $0                $0
Dow Jones Target
2050/1/             $             0    $0                $0                $0                $0                $0
Aggregate Dollar
Range of Equity
Securities Of Fund
Complex/2/           over $100,000     over $100,000     over $100,000     over $100,000     over $100,000     over $100,000

------
/1/   The Fund commenced operations on June 29, 2007.
/2/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 142 funds) as of the calendar year end.

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds.

     Effective June 26, 2006, the Funds operate as gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

     For each of the Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

                                ADVISORY FEES          MASTER LEVEL
                               (MAXIMUM ASSET            DORMANT
GATEWAY BLENDED FUNDS         ALLOCATION FEES)        ADVISORY FEES*
 Target Today Fund           0.25%                   0.20%
 Target 2010 Fund            0.25%                   0.27%
 Target 2015 Fund            0.25%                   0.31%
 Target 2020 Fund            0.25%                   0.32%
 Target 2025 Fund            0.25%                   0.32%
 Target 2030 Fund            0.25%                   0.33%
 Target 2035 Fund            0.25%                   0.33%
 Target 2040 Fund            0.25%                   0.34%
 Target 2045 Fund            0.25%                   0.34%
 Target 2050 Fund            0.25%                   0.34%

*The Dormant Advisory Fees are estimated based on the Funds' asset allocation as of February 28, 2007. The asset allocation will change. Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate. The advisory fees for the Master Portfolios are set forth in the table below. The weighted average of the advisory fees from the Master Portfolios will be between 0.19% and 0.34% of each Fund's average net assets.

PORTFOLIO                                                            ADVISORY FEES
 Wells Fargo Advantage Diversified Stock Portfolio            First $1B           0.350%
                                                              Next $4B            0.325%
                                                              Over $5B            0.300%
 Wells Fargo Advantage Diversified Fixed Income               First $1B           0.300%
 Portfolio
                                                              Next $4B            0.275%
                                                              Over $5B            0.250%
 Wells Fargo Advantage Money Market Portfolio             All Asset Levels        0.100%

     Prior to June 26, 2006, the Funds listed in the table below operated as stand-alone Funds that invest directly in individual securities. As compensation for the advisory services Funds Management provided to the stand-alone funds, prior to August 1, 2004, Funds Management was entitled to receive as compensation for its advisory services a monthly fee at the annual rate of 0.70% of each such Fund's average daily net assets. From August 1, 2004, through June 25, 2006, Funds Management was entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each such Fund's average daily net assets:

FUND                           FEE 8/1/04-6/25/06
 Target Today Fund        First $500M            0.65%
                           Next $500M            0.60%
                            Next $2B             0.55%
                            Next $2B            0.525%
                            Over $5B             0.50%
 Target 2010 Fund         First $500M            0.65%
                           Next $500M            0.60%
                            Next $2B             0.55%
                            Next $2B            0.525%
                            Over $5B             0.50%

FUND                          FEE 8/1/04-6/25/06
 Target 2020 Fund        First $500M            0.65%
                          Next $500M            0.60%
                           Next $2B             0.55%
                           Next $2B            0.525%
                           Over $5B             0.50%
 Target 2030 Fund        First $500M            0.65%
                          Next $500M            0.60%
                           Next $2B             0.55%
                           Next $2B            0.525%
                           Over $5B             0.50%
 Target 2040 Fund        First $500M            0.65%
                          Next $500M            0.60%
                           Next $2B             0.55%
                           Next $2B            0.525%
                           Over $5B             0.50%

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
Funds paid the following advisory fees, and the investment adviser waived or reimbursed the indicated fees. The Target 2015 Fund, Target 2025 Fund, Target 2035 Fund, Target 2045 Fund and Target 2050 Fund are not included in the table below because they did not commenced operations until June 29, 2007.

                             YEAR ENDED 2/28/2007                     YEAR ENDED 2/28/2006
                        FEES         FEES       FEES PAID        FEES         FEES       FEES PAID
FUND                  INCURRED      WAIVED    AFTER WAIVER     INCURRED      WAIVED    AFTER WAIVER
Target Today        $  327,783    $112,492     $  215,291    $  576,483    $129,399     $  447,084
Fund
Target 2010 Fund    $  820,866    $275,483     $  545,383    $1,329,900    $254,322     $1,075,578
Target 2020 Fund    $1,508,308    $498,620     $1,009,688    $2,366,734    $408,847     $1,957,887
Target 2030 Fund    $  949,341    $356,520     $  592,821    $1,470,977    $290,968     $1,180,009
Target 2040 Fund    $1,026,510    $288,608     $  737,902    $1,606,519    $110,546     $1,495,973

                            YEAR ENDED 2/28/2005
                        FEES        FEES      FEES PAID
FUND                  INCURRED     WAIVED    AFTER WAIVER
Target Today        $  612,110    $ 65,128   $  546,982
Fund
Target 2010 Fund    $1,314,628    $ 50,857   $1,263,771
Target 2020 Fund    $2,129,689    $129,331   $2,000,358
Target 2030 Fund    $1,334,737    $ 78,111   $1,256,626
Target 2040 Fund    $1,588,027    $ 31,521   $1,556,506

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Global Index Advisors, Inc. ("GIA" or the "Sub-Adviser"), to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. As compensation for its sub-advisory services, GIA is entitled to receive from each Fund a sub-advisory fee of 0.06% based on each Fund's average daily net asset value, computed and paid monthly. Funds Management is solely responsible for paying this fee out of the advisory fees it receives from the Funds. From October 19, 2001 through June 25, 2006, prior to the restructuring of the Funds into gateway blended Funds, BGFA served as sub-adviser to the Funds listed below and received a sub-advisory fee based on such Fund's average daily net asset value, computed and paid monthly. Funds Management was solely responsible for paying this fee out of the advisory fees it received from the Funds.

          Fees Paid to Unaffiliated Sub-Advisers. Listed below is the aggregate
          --------------------------------------
dollar amount of sub-advisory fees paid by each Fund to its unaffiliated sub-advisers for the Funds' past three fiscal years ended February 28.

          For the period indicated below, the Funds paid to GIA, an unaffiliated sub-adviser, the following sub-advisory fees:

6/26/2006 TO 2/28/2007                FUND              FEES PAID        FEES WAIVED/REIMBURSED
                              Target Today Fund        $ 34,825         $0
                               Target 2010 Fund        $ 91,731         $0
                               Target 2020 Fund        $170,247         $0
                               Target 2030 Fund        $107,221         $0
                               Target 2040 Fund        $113,383         $0

          For the periods indicated below, the Funds paid to BGFA, an unaffiliated sub-adviser, the following sub-advisory fees:

3/1/2006 TO 6/25/2006                FUND              FEES PAID        FEES WAIVED/REIMBURSED
                             Target Today Fund        $ 55,340         $0
                              Target 2010 Fund        $117,399         $0
                              Target 2020 Fund        $182,532         $0
                              Target 2030 Fund        $128,942         $0
                              Target 2040 Fund        $138,472         $0

FISCAL YEAR ENDED 2006                FUND              FEES PAID        FEES WAIVED/REIMBURSED
                              Target Today Fund        $203,885         $0
                               Target 2010 Fund        $457,212         $0
                               Target 2020 Fund        $756,153         $0
                               Target 2030 Fund        $531,875         $0
                               Target 2040 Fund        $565,831         $0

FISCAL YEAR ENDED 2005                FUND              FEES PAID        FEES WAIVED/REIMBURSED
                              Target Today Fund        $211,804         $0
                               Target 2010 Fund        $408,717         $0
                               Target 2020 Fund        $578,445         $0
                               Target 2030 Fund        $411,684         $0
                               Target 2040 Fund        $467,742         $0

------
Investment Sub-Advisers - Master Portfolios
-------------------------------------------

     Funds Management has engaged SSgA Funds Management, Inc. ("SSgA FM") and Wells Capital Management, Incorporated ("Wells Capital Management" or "WCM") to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below. Subject to the direction of the Master Trust's Board, and the overall supervision and control of Funds Management and the Master Trust, SSgA FM and Wells Capital Management make recommendations regarding the investment and reinvestment of the Master Portfolios' assets. SSgA FM and Wells Capital Management furnish to Funds Management periodic reports on the investment activity and performance of the Master Portfolios. SSgA FM and Wells Capital Management also furnish such additional reports and information as Funds Management and the Master Trust's Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management. The sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests are listed in the chart below.

MASTER PORTFOLIO                            SUB-ADVISER                         FEE
 Wells Fargo Advantage                        SSgA FM               First $1B        0.10%
 Diversified Stock Portfolio                                         Over $1B        0.08%
 Wells Fargo Advantage                        SSgA FM               First $1B        0.10%
 Diversified Fixed Income                                            Over $1B        0.08%
 Portfolio
 Wells Fargo Advantage               Wells Capital Management       First $1B        0.05%
 Money Market Portfolio                                              Next $2B        0.03%
                                                                     Next $3B        0.02%
                                                                     Over $6B        0.01%

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of February 28, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                SUB-ADVISER    PORTFOLIO MANAGERS
------------------- -------------  -----------------------
Target Today Fund   GIA            Rodney H. Alldredge
Target 2010 Fund                   George V. Daniels, Jr.
Target 2015 Fund                   James P. Lauder
Target 2020 Fund
Target 2025 Fund
Target 2030 Fund
Target 2035 Fund
Target 2040 Fund
Target 2045 Fund
Target 2050 Fund

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                             NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                               OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER*          ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
GIA
  Rodney H. Alldredge          0          $0        1        $514M       0         $0
  George V. Daniels, Jr.       0          $0        1        $514M       0         $0
  James P. Lauder              0          $0        1        $514M       0         $0

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     GIA. GIA, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. None of the Portfolio Managers of GIA have experienced material conflicts of interest in managing multiple accounts.

     Conflicts of interest may arise where the firm or its supervised persons have reason to favor the interests of one client over another client (E.G., larger accounts over smaller accounts, accounts compensated by lower ticket charges to the Investment Adviser Representative over accounts not so compensated, accounts in which employees have made material personal investments, accounts of close friends or relatives of supervised persons). GIA specifically prohibits inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

     GIA prohibits access persons from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions. In order to avoid any potential conflict of interest between GIA and its clients, securities transactions for the accounts of access persons in the same security as that purchased/sold for advisory accounts are restricted by GIA's Code of Ethics.

     GIA specifically prohibits supervised persons from knowingly selling to or purchasing from a client any security or other property, except securities issued by the client.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     GIA COMPENSATION. As Portfolio Managers of index products, compensation for the Portfolio Managers is not based on performance of the Funds. Salaries are fixed and based on the roles and responsibilities within GIA. Bonuses may be awarded based on contributions to GIA meeting its corporate goals for asset growth and profitability. The Portfolio Managers also have significant ownership in GIA. Dividends are based on profitability of the company.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER              FUND                BENEFICIAL OWNERSHIP
 GIA
 Rodney H. Alldredge           Target Today        $0
                               Target 2010         $0
                               Target 2015         $0
                               Target 2020         $0
                               Target 2025         $0
                               Target 2030         $0
                               Target 2035         $0
                               Target 2040         $0
                               Target 2045         $0
                               Target 2050         $0
 George V. Daniels, Jr.        Target Today        $0
                               Target 2010         $0
                               Target 2015         $0
                               Target 2020         $0
                               Target 2025         $0
                               Target 2030         $0
                               Target 2035         $0
                               Target 2040         $0
                               Target 2045         $0
                               Target 2050         $0
 James P. Lauder               Target Today        $0
                               Target 2010         $0
                               Target 2015         $0
                               Target 2020         $0
                               Target 2025         $0
                               Target 2030         $0
                               Target 2035         $0
                               Target 2040         $0
                               Target 2045         $0
                               Target 2050         $0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                        CLASS-LEVEL
                                     FUND-LEVEL ADMIN. FEE/1/            ADMIN. FEE              TOTAL ADMIN. FEE
                                                        (% OF              (% OF                                 (% OF
                                 AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                        NET ASSETS        NET ASSETS)        NET ASSETS)         NET ASSETS        NET ASSETS)
 Class A, Class B, Class C          First $5B            0.05%              0.28%            First $5B            0.33%
                                     Next $5B            0.04%                                Next $5B            0.32%
                                    Over $10B            0.03%                               Over $10B            0.31%
 Administrator Class/2/             First $5B            0.05%              0.10%            First $5B            0.15%
                                     Next $5B            0.04%                                Next $5B            0.14%
                                    Over $10B            0.03%                               Over $10B            0.13%
 Institutional Class/3/             First $5B            0.05%              0.08%            First $5B            0.13%
                                     Next $5B            0.04%                                Next $5B            0.12%
                                    Over $10B            0.03%                               Over $10B            0.11%
 Investor Class                     First $5B            0.05%              0.45%            First $5B            0.50%
                                     Next $5B            0.04%                                Next $5B            0.49%
                                    Over $10B            0.03%                               Over $10B            0.48%

------
1   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
2   Prior to April 11, 2005, the class level fee was 0.20%.
3   Prior to April 11, 2005 the class level fee was 0.10%.

     Administrative Fees Paid. For the fiscal year ends indicated below, the
     ------------------------
Funds paid Funds Management the following administrative fees. The table does not contain information on the Target 2015, Target 2025, Target 2035, Target 2045 and Target 2050 Funds because these Funds did not commence operations until June 29, 2007.

FISCAL YEAR ENDED               ADMINISTRATIVE FEES                      ADMINISTRATIVE FEES
2/28/07                               INCURRED             WAIVER         PAID AFTER WAIVER
Target Today Fund (Fund               $ 43,213               $0               $ 43,213
Level)
 Class A                              $103,351               $0               $103,351
 Class B                              $ 36,697               $0               $ 36,697
 Class C                              $ 26,120               $0               $ 26,120
 Administrator Class                  $ 15,869               $0               $ 15,869

FISCAL YEAR ENDED               ADMINISTRATIVE FEES                      ADMINISTRATIVE FEES
2/28/07                               INCURRED             WAIVER         PAID AFTER WAIVER
 Institutional Class                  $  8,969               $0                $  8,969
 Investor Class*                      $      4               $0                $      4
 Target 2010 Fund (Fund               $110,534               $0                $110,534
Level)
 Class A                              $201,784               $0                $201,784
 Class B                              $ 50,169               $0                $ 50,169
 Class C                              $ 12,649               $0                $ 12,649
 Administrator Class                  $ 90,068               $0                $ 90,068
 Institutional Class                  $ 29,193               $0                $ 29,193
 Investor Class*                      $     29               $0                $     29
 Target 2020 Fund (Fund               $203,961               $0                $203,961
Level)
 Class A                              $423,277               $0                $423,277
 Class B                              $ 51,532               $0                $ 51,532
 Class C                              $ 10,986               $0                $ 10,986
 Administrator Class                  $159,349               $0                $159,349
 Institutional Class                  $ 60,050               $0                $ 60,050
 Investor Class*                      $     50               $0                $     50
 Target 2030 Fund (Fund               $128,406               $0                $128,406
Level)
 Class A                              $307,051               $0                $307,051
 Class B                              $ 33,540               $0                $ 33,540
 Class C                              $  8,095               $0                $  8,095
 Administrator Class                  $ 91,441               $0                $ 91,441
 Institutional Class                  $ 32,662               $0                $ 32,662
 Investor Class*                      $     64               $0                $     64
 Target 2040 Fund (Fund               $137,535               $0                $137,535
Level)
 Class A                              $451,634               $0                $451,634
 Class B                              $ 51,940               $0                $ 51,940
 Class C                              $  9,273               $0                $  9,273
 Administrator Class                  $ 69,368               $0                $ 69,368
 Institutional Class                  $ 18,027               $0                $ 18,027
 Investor Class*                      $     44               $0                $     44

*   For the one-month period ended February 28, 2007.

                                YEAR ENDED        YEAR ENDED
FUND                              2/28/06          2/28/05
Target Today Fund (Fund          $ 44,345         $ 45,953
Level)
 Class A                         $108,848         $110,277
 Class B                         $ 47,486         $ 59,438
 Class C                         $ 33,499         $ 40,225
 Administrator Class             $ 14,481         $ 29,699
 Institutional Class             $  6,431         $  2,079

                                YEAR ENDED       YEAR ENDED
FUND                             2/28/06           2/28/05
 Target 2010 Fund (Fund         $102,300          $ 98,642
Level)
 Class A                        $216,369          $236,637
 Class B                        $ 62,215          $ 83,710
 Class C                        $ 14,216          $ 19,253
 Administrator Class            $ 83,641          $135,969
 Institutional Class            $ 19,802          $  8,014
 Target 2020 Fund (Fund         $182,057          $160,017
Level)
 Class A                        $427,786          $394,275
 Class B                        $ 58,300          $ 79,185
 Class C                        $ 11,111          $ 16,789
 Administrator Class            $151,240          $259,067
 Institutional Class            $ 41,195          $ 15,411
 Target 2030 Fund (Fund         $113,152          $100,248
Level)
 Class A                        $306,534          $292,589
 Class B                        $ 38,285          $ 50,753
 Class C                        $  8,404          $ 12,099
 Administrator Class            $ 81,550          $129,111
 Institutional Class            $ 21,492          $  8,997
 Target 2040 Fund (Fund         $123,578          $119,156
Level)
 Class A                        $454,297          $441,242
 Class B                        $ 60,090          $ 90,690
 Class C                        $  9,704          $ 12,281
 Administrator Class            $ 50,936          $ 78,651
 Institutional Class            $ 11,421          $  4,625

------
Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

          For the fiscal year ended February 28, 2007, the Funds listed below paid the Distributor the following fees for distribution-related services.

                               DISTRIBUTION FEES

                                              PRINTING       COMPENSATION      COMPENSATION
                                              & MAILING           TO                TO              OTHER
FUND             TOTAL      ADVERTISING     PROSPECTUSES     UNDERWRITERS     BROKER/DEALERS     (EXPLAIN)/1/
 TARGET TODAY
  Class B      $ 98,294          $0              $0             $     0           $     0          $ 98,294
  Class C      $ 69,965          $0              $0             $51,129           $18,836          $      0
 TARGET 2010
  Class B      $134,382          $0              $0             $     0           $     0          $134,382
  Class C      $ 33,880          $0              $0             $25,247           $ 8,633          $      0
 TARGET 2020
  Class B      $138,034          $0              $0             $     0           $     0          $138,034
  Class C      $ 29,427          $0              $0             $18,464           $10,963          $      0
 TARGET 2030
  Class B      $ 88,839          $0              $0             $     0           $     0          $ 88,839
  Class C      $ 21,683          $0              $0             $13,567           $ 8,116          $      0
 TARGET 2040
  Class B      $139,125          $0              $0             $     0           $     0          $139,125
  Class C      $ 24,839          $0              $0             $15,973           $ 8,866          $      0

------
/1/   WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts to the third party lender, including 12b-1 fees, that it is entitled to receive pursuant to the Plan, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Investor Class, and Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as

Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.00% of the average daily net assets of each Fund. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of the Master Trust.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to the Distributor by the Funds and the amounts retained by the Distributor was as follows:

     YEAR ENDED 2/28/07            PERIOD: 4/11/2005 - 2/28/06
     PAID           RETAINED           PAID          RETAINED
 $  134,055          $1,006         $193,095         $1,220

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:

   PERIOD FROM 3/1/2005 -
         4/10/2005                   YEAR ENDED 2/28/2005
    PAID           RETAINED           PAID          RETAINED
 $  24,137           $153          $528,150         $79,693

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

                 THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS
FOLLOWS:

                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------
/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of

WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Investors Eligible to Purchase Closed Funds. The Classes A, B, and C of
     --------------------------------------------
the Funds (the "Closed Share Classes") are closed to new investors. You may continue to purchase shares of the Closed Share Classes if:

  o You are an existing shareholder of the Closed Share Classes (either directly or through a financial intermediary) and you wish to:

     o add to your existing account through the purchase of additional shares of the Closed Share Classes, including the reinvestment of dividends and cash distributions from shares owned in the Closed Share Classes; or

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Share Classes through an omnibus account are not permitted to purchase shares of the Closed Share Classes on behalf of clients that do not currently own shares of the Closed Share Classes.

  o You are the beneficiary of shares of the Closed Share Classes (I.E., through an IRA or transfer on death account) or are the recipient of shares of the Closed Share Classes through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Share Classes.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Share Classes. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Share Classes.

  o You are: (1) an employer-sponsored retirement plan, for which Funds Management or the Distributor or an affiliate has entered into an agreement to provide document or administrative services; (2) a retirement plan whose administrators or dealers have entered into an agreement with Funds Management or the Distributor or an affiliate to perform services;
    (3) a participant of one of the above-referenced retirement plans.

  o You purchase your shares through a fee-based advisory program.

     Additional investments will not be accepted in the Closed Share Classes unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Share Classes, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Share Classes if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Share Classes.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Master Trust's Board and the supervision of the Adviser, SSgA FM and Wells Capital Management are responsible for each Master Portfolio's investment decisions and the placing of portfolio transactions. Currently, the Funds do not invest directly in securities and therefore do not place orders with broker-dealers. In placing orders for the Master Portfolios, it is the policy of SSgA FM and Wells Capital Management to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While SSgA FM and Wells Capital Management generally seek reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, affiliated brokers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds and Master Portfolios from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Master Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Master Portfolio's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. Each Master Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

     Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees SSgA FM's and Wells Capital Management's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     SSgA FM and Wells Capital Management may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Master Portfolio's transaction, give preference to a broker-dealer that has provided statistical or other research services to SSgA FM and Wells Capital Management. In selecting a broker-dealer under these circumstances, SSgA FM and Wells Capital Management will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. SSgA FM and Wells Capital Management may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, SSgA FM and Wells Capital Management is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by SSgA FM and Wells Capital Management under the advisory contracts, and the expenses of SSgA FM and Wells Capital Management will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which SSgA FM and Wells Capital Management places securities transactions for a Master Portfolio may be used by SSgA FM and Wells Capital Management in servicing its other accounts, and not all of these services may be used by SSgA FM and Wells Capital Management in connection with advising the Master Portfolios. SSgA FM and Wells Capital Management do not engage in directed brokerage practices for the Master Portfolios.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when SSgA FM and Wells Capital Management deem portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Master Portfolio's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rate* for the last two fiscal years:

FUND                 FEBRUARY 28, 2007        FEBRUARY 28, 2006
Target Today               143%                     36%
Target 2010                152%                     38%
Target 2030                135%                     30%
Target 2040                109%                     24%
Target 2050                100%                     11%

*On June 26, 2006, GIA became the sub-adviser of the Funds. Prior to that date, BGFA was the sub-adviser. The transition from BGFA portfolio construction methodology to the Dow Jones Index portfolio construction methodology caused unusually high, non-recurring turnover. In addition, in order to reduce future tracking errors, the decision was made in February 2007 to increase the number of securities owned in the emerging markets portion of the equity portfolio. The emerging markets securities reallocation process caused higher than normal turnover.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                      YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                  2/28/07/1/          2/28/06         2/28/05/2/
 Target Today           $1,442            $ 8,359          $16,753
 Target 2010            $4,572            $25,259          $32,987
 Target 2020            $8,370            $49,291          $83,377
 Target 2030            $5,680            $43,441          $51,517
 Target 2040            $8,055            $40,412          $49,941

/1/On June 26, 2006, each Fund converted from a stand alone Fund to a MASTER/GATEWAY structure. The brokerage commissions shown are for the period March 1, 2006, through June 25, 2006, while the Funds were stand-alone Funds. After that date, all brokerage commissions are incurred at the Master Portfolio level.
/2/Total commissions for the fiscal year ended February 28, 2005, increased primarily due to the benchmark changes for the fixed income portion of the Funds.

     Affiliated Brokers. For the fiscal years 2005, 2006 and 2007 the Funds did
     ------------------
not effect securities transactions through an affiliated broker.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of February 28, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND        BROKER/DEALER        AMOUNT
  None

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of February 28, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                    CAPITAL LOSS
FUND              YEAR EXPIRES      CARRYFORWARDS
  None

     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Investment through Master Portfolios. The Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protection bonds generally can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a

"straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Except for exempt-interest dividends (defined
     -------------------------
below) paid by a Fund, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Funds are ten series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Gateway blended Funds and gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of June 7, 2007, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

     The Target 2015, Target 2025, Target 2035, Target 2045 and Target 2050 Funds are not included in the table below because they did not commence operations until June 29, 2007.

                        5% OWNERSHIP AS OF JUNE 7, 2007

                                                                                PERCENTAGE
FUND                        NAME AND ADDRESS                                     OF CLASS
----------------------      ---------------------------------------------      -----------
TARGET TODAY FUND
 Class A                    FIRST UNION NATIONAL BANK                              9.36%
                            FOR VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD CMG-1151
                            CHARLOTTE NC 28262-8522
                            WELLS FARGO BANK WEST NA                               9.27%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            9.95%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT SERVICES FBO           12.63%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                               88.88%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                               69.41%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                                7.65%
                            NMC 401K SAVINGS PLAN
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                                7.06%
                            FOUR SEASONS HOTELS BENEFIT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                                5.89%
                            OTTER TAIL CORP PLAN
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             STATE STREET BANK & TRUST CO                          21.86%
                            CUST FOR THE IRA OF
                            RONALD W VOLTZ
                            S1513 BEAVER CREEK RD
                            WISC DELLS WI 53965-9794

                                                                                PERCENTAGE
FUND                        NAME AND ADDRESS                                     OF CLASS
----------------------      ---------------------------------------------      -----------
                            STATE STREET BANK & TRUST CO                           21.23%
                            CUST FOR THE ROLLOVER IRA OF
                            TEMPIA HENDRICKS
                            3554 TIOGA ST
                            DALLAS TX 75241-6610
                            STATE STREET BANK & TRUST CO                           11.12%
                            CUST FOR THE ROLLOVER IRA OF
                            DARYL LABELLO
                            291 WEFF RD
                            SAINT AUGUSTINE FL 32080-7217
                            STATE STREET BANK & TRUST CO                           10.90%
                            CUST FOR THE IRA OF
                            NANCY A HALL
                            6945 ASPEN VIEW COURT
                            CINCINNATI OH 45247-3683
                            STATE STREET BANK & TRUST CO                            8.88%
                            CUST FOR THE ROLLOVER IRA OF
                            EDNA R FRANKS
                            3254 PALO ALTO RD
                            DALLAS TX 75241-6535
                            STATE STREET BANK & TRUST CO                            8.51%
                            CUST FOR THE ROLLOVER IRA OF
                            JOAN BERKNER
                            12624 MITCHELL LAKE RD
                            HILL CITY SD 57745-6518
TARGET 2010 FUND            WELLS FARGO BANK NA FBO                                34.50%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BANK WEST NA                                8.90%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            WACHOVIA BANK FBO                                       7.89%
                            VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
 Class B                    AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            14.15%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            31.73%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                                91.86%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                                66.14%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                                PERCENTAGE
FUND                        NAME AND ADDRESS                                     OF CLASS
----------------------      ---------------------------------------------      -----------
                            WELLS FARGO BANK NA FBO                                16.89%
                            FOUR SEASONS HOTELS BENEFIT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             STATE STREET BANK & TRUST CO                           28.16%
                            CUST FOR THE IRA OF
                            PHILIP D DOBECK
                            6432 STEPHENS LN
                            CUMBERLAND OH 43732-9780
                            STATE STREET BANK & TRUST CO                            7.50%
                            CUST FOR THE ROLLOVER IRA OF
                            RICHARD J EVANS
                            9936 ROYAL OAK RD
                            CEDARBURG WI 53012-9743
                            STATE STREET BANK & TRUST CO                            5.86%
                            CUST FOR THE ROLLOVER IRA OF
                            THOMAS R GARDINER
                            2372 D AVE
                            PERRY IA 50220-7565
                            STATE STREET BANK & TRUST CO                            5.44%
                            CUST FOR THE ROLLOVER IRA OF
                            SUSAN K NISSEN
                            723 GRAND AVE
                            RAVENNA NE 68869-1111
TARGET 2020 FUND            WELLS FARGO BANK NA FBO                                32.00%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BANK WEST NA                               20.00%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            WACHOVIA BANK FBO                                       9.73%
                            VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
 Class B                    AMERICAN ENTERPRISE INVESTMENT SERVICES FBO             6.15%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            12.97%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                             9.26%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                             5.02%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA FBO                                93.10%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                                PERCENTAGE
FUND                        NAME AND ADDRESS                                     OF CLASS
----------------------      ---------------------------------------------      -----------
 Institutional Class        WELLS FARGO BANK NA FBO                                61.64%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                                24.45%
                            FOUR SEASONS HOTELS BENEFIT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                                 5.44%
                            NMC 401K SAVINGS PLAN
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             WELLS FARGO INVESTMENTS LLC                            15.44%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            STATE STREET BANK & TRUST CO                            7.08%
                            CUST FOR THE ROLLOVER IRA OF
                            DANIEL PRESTON WELCH
                            6038 WHITEHAVEN CT
                            SAN JOSE CA 95138-2375
                            STATE STREET BANK & TRUST CO                            6.21%
                            CUST FOR THE ROLLOVER IRA OF
                            GINA CAROL DIGIUSTO
                            1710 MULLAN TRL
                            MISSOULA MT 59808-5690
                            PSYCHIATRIC SERVICES OF RACINE LLP                      5.03%
                            401(K) PROFIT SHARING PLAN & TRUST
                            FBO AHMAD Z KHAN
                            1244 WISCONSIN AVE STE 303
                            RACINE WI 53403-1987
TARGET 2030 FUND            WELLS FARGO BANK NA FBO                                29.30%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BANK WEST NA                               11.38%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            WACHOVIA BANK FBO                                       7.16%
                            VARIOUS RETIREMENT PLANS
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
 Class B                    AMERICAN ENTERPRISE INVESTMENT SERVICES FBO             8.22%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    WELLS FARGO INVESTMENTS LLC                            14.70%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT SERVICES FBO             9.39%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

                                                                                PERCENTAGE
FUND                        NAME AND ADDRESS                                     OF CLASS
----------------------      ---------------------------------------------      -----------
                            WELLS FARGO INVESTMENTS LLC                            7.29%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            EMJAY CORPORATION                                      5.74%
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
 Administrator Class        WELLS FARGO BANK NA FBO                               92.75
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                               50.57%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                               36.40%
                            FOUR SEASONS HOTELS BENEFIT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             NONE                                                   N/A
TARGET 2040 FUND            WELLS FARGO BANK NA FBO                               26.90%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    NONE                                                   N/A
 Class B                    NONE                                                   N/A
 Class C                    WELLS FARGO INVESTMENTS LLC                           12.87%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                            6.00%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                            5.89%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT SERVICES FBO            5.11%
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                               92.53%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                               45.02%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                               33.50%
                            FOUR SEASONS HOTELS BENEFIT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                            PERCENTAGE
FUND                   NAME AND ADDRESS                      OF CLASS
-----------------      ------------------------------      -----------
                       WELLS FARGO BANK NA FBO                 6.50%
                       OTTER TAIL CORP PLAN
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                 5.69%
                       STEWART SUPPLY DC 401K
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
 Investor Class        STATE STREET BANK & TRUST CO            8.80%
                       CUST FOR THE ROLLOVER IRA OF
                       ROD PARONG
                       7625 JORDAN AVE UNIT 50
                       CANOGA PARK CA 91304-4890

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds for the fiscal year ended February 28, 2007, are hereby incorporated by reference to the Funds' Annual Report.

                                  APPENDIX A

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                                   APPENDIX B

     The following is a description of the underlying Indexes as listed in the "Index Methodology" section of the Funds' Prospectuses:

 EQUITY COMPONENT INDEXES
 Dow Jones U.S. Large-Cap Growth           The Dow Jones U.S. Large-Cap Growth Index/SM/ is part of a series of six
 Index/SM/                                 unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
                                           and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float adjusted market capitalization.
 Dow Jones U.S. Large-Cap Value Index/SM/  The Dow Jones U.S. Large-Cap Value Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
                                           and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.
 Dow Jones U.S. Mid-Cap Growth Index/SM/   The Dow Jones U.S. Mid-Cap Growth Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
                                           and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.
 Dow Jones U.S. Mid-Cap Value Index/SM/    The Dow Jones U.S. Mid-Cap Value Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
                                           and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.

 Dow Jones U.S. Small-Cap Growth           The Dow Jones U.S. Small-Cap Growth Index/SM/ is part of a series of six
 Index/SM/                                 unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
                                           and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.
 Dow Jones U.S. Small-Cap Value Index/SM/  The Dow Jones U.S. Small-Cap Value Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
                                           and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.
 Dow Jones Asia/Pacific Developed          The Dow Jones Asia/Pacific Developed Index/SM/ is an unmanaged index
 Index/SM/                                 representing developed markets of the Asia/Pacific region. The index includes companies that make up approximately 95% of the float adjusted market capitalization of the represented countries. The index is weighted by float-adjusted market capitalization.
 Dow Jones Europe/Canada Index/SM/         The Dow Jones Europe/Canada Index/SM/ is an unmanaged index representing
                                           Canada and countries in Europe considered by Dow Jones to be open to foreign investment and to have readily available securities data. The index covers approximately 95% of the float-adjusted market capitalization of the represented countries. The index is weighted by float-adjusted market capitalization.
 Dow Jones Wilshire Emerging Markets       The Dow Jones Wilshire Emerging Markets Large-Cap Specialty Index/SM/ is
 Large-Cap Specialty Index/SM/             an unmanaged index that is based on the methodology of the Dow Jones
                                           Wilshire Global Index family. The index aims to represent all large-cap securities of emerging markets with readily available prices. The index is modified to categorize certain markets (currently South Korea, Taiwan, Israel and Cyprus) as emerging, although they are not defined as such in the Dow
                                           Jones Wilshire Global Index family. Large-cap is defined in this index as the top 85% of securities by full market capitalization. Size selections are conducted at the country level, and are aggregated to create the emerging markets index. The index is weighted by float-adjusted market capitalization.

 FIXED INCOME COMPONENT INDEXES
 ------------------------------

 Lehman Brothers Government Bond Index     The Lehman Brothers Government Bond Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

 Lehman Brothers Corporate Bond Index      The Lehman Brothers Corporate Bond covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and
                                           U.S. Aggregate indices. The U.S. Corporate Index was launched on January 1,
                                           1973.
 Lehman Brothers Fixed-Rate Mortgage       The Lehman Brothers Fixed-Rate Mortgage Backed Securities (MBS) Index
 Backed Securities Index                   covers the fixed-rate agency mortgage backed pass-through securities of
                                           Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The
                                           index is formed by grouping the universe of over 1,000,000 individual fixed-rate MBS pools into approximately 5,500 generic aggregates (although only a subset meet the index criteria due to liquidity constraints). Introduced in 1986, the GNMA, FHLMC, and FNMA indices for 30- and 15-year securities have been backdated to January 1976, May 1977, and November
                                           1982, respectively. The index is a subset of the U.S. Aggregate Index.
 Lehman Brothers Majors (ex-US) Index      The Lehman Brothers Majors (ex-US) Index is the same as the Lehman
                                           Majors index, except that it excludes the US Treasury index. The Lehman
                                           Majors Ex-US Index consists of securities in the following Global Treasury indices: Canada, France, Germany, Italy, Japan, United Kingdom, Australia,
                                           Belgium, Denmark, Netherlands, Spain, and Sweden.

 MONEY MARKET COMPONENT INDEX
 ----------------------------

 Lehman Brothers 1-3 Month Treasury-Bill   The Lehman Brothers 1-3 Month Treasury Bill Index is the 1-3 month portion
 Index                                     of the Lehman Brothers Treasury Bill Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.

                      STATEMENT OF ADDITIONAL INFORMATION
                                  July 1, 2007

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

         Wells Fargo Advantage Life Stage - Conservative Portfolio/SM/
           Wells Fargo Advantage Life Stage - Moderate Portfolio/SM/
          Wells Fargo Advantage Life Stage - Aggressive Portfolio/SM/

                                 INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Portfolio offers Investor Class shares.

     This SAI is not a prospectus and should be read in conjunction with the Portfolios' Prospectus (the "Prospectus") dated July 1, 2007. The audited financial statements for the Portfolios, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended February 28, 2007, are hereby incorporated by reference to the Portfolios' Annual Report. The Prospectus and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      1
 Fundamental Investment Policies                                         1
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     2
MANAGEMENT                                                              19
 Trustees and Officers                                                  19
 Investment Adviser                                                     22
 Portfolio Managers                                                     22
 Administrator                                                          25
 Distributor                                                            26
 Shareholder Servicing Agent                                            26
 Custodian                                                              26
 Fund Accountant                                                        27
 Transfer and Distribution Disbursing Agent                             27
 Underwriting Commissions                                               27
 Code of Ethics                                                         27
DETERMINATION OF NET ASSET VALUE                                        27
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          28
PORTFOLIO TRANSACTIONS                                                  30
PORTFOLIO EXPENSES                                                      30
FEDERAL INCOME TAXES                                                    30
PROXY VOTING POLICIES AND PROCEDURES                                    39
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       40
CAPITAL STOCK                                                           42
OTHER INFORMATION                                                       43
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           43
FINANCIAL INFORMATION                                                   43
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005. The Portfolios described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the Wells Fargo Advantage Funds (Reg. TM), advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Strong Portfolios that are the accounting survivors of the Portfolios.

WELLS FARGO ADVANTAGE PORTFOLIOS                                PREDECESSOR PORTFOLIOS
--------------------------------------------------------------- --------------------------------------------------
Wells Fargo Advantage Life Stage - Conservative Portfolio/SM/   Strong Life Stage Series - Conservative Portfolio
Wells Fargo Advantage Life Stage - Moderate Portfolio/SM/       Strong Life Stage Series - Moderate Portfolio
Wells Fargo Advantage Life Stage - Aggressive Portfolio/SM/     Strong Life Stage Series - Aggressive Portfolio

     The LIFE STAGE - CONSERVATIVE PORTFOLIO commenced operations on April 11, 2005, as successor to the Strong Life Stage Series - Conservative Portfolio. The predecessor Strong Life Stage Series- Conservative Portfolio commenced operations on December 31, 1998.

     The LIFE STAGE - MODERATE PORTFOLIO commenced operations on April 11, 2005, as successor to the Strong Life Stage Series - Moderate Portfolio. The predecessor Strong Life Stage Series- Moderate Portfolio commenced operations on December 31, 1998.

     The LIFE STAGE - AGGRESSIVE PORTFOLIO commenced operations on April 11, 2005, as successor to the Strong Life Stage Series - Aggressive Portfolio. The predecessor Strong Life Stage Series- Aggressive Portfolio commenced operations on December 31, 1998.

                              INVESTMENT POLICIES

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated open-ended management investment companies or series (the "Underlying Funds"). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds. Information concerning each Portfolio's investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus.

Fundamental Investment Policies
-------------------------------

     Each Portfolio has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

     THE PORTFOLIOS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in: (i) securities issued or guaranteed by the U.S. Government its agencies or instrumentalities; (ii) repurchase agreements; or (iii) securities of other investment companies;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Portfolio has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Portfolio's shareholders.

     (1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Portfolio may not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Portfolio may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Portfolio to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Portfolios and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Portfolios are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Portfolios participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Portfolio under normal circumstances will not invest more than 15% of its assets in the security type.

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term "Portfolios" shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio. However, since certain Underlying Funds are not affiliated with the adviser or the Portfolios, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.Although each Portfolio intends to invest substantially all of its assets in the Underlying Funds, each Portfolio reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Corporate Debt Securities.
--------------------------

     Certain of the debt instruments purchased by the Portfolios may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Portfolio, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Portfolio is downgraded to a rating below investment-grade, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Portfolios may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Portfolios.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Portfolios use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities from a Portfolio under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The Portfolios will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Fixed-Income Securities.
     -----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Portfolio, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Portfolio is downgraded to a rating below investment-grade, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in Appendix A.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest. The adviser, on behalf of a Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Portfolio's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Portfolios may purchase include certificates of participation in such instruments.

Guaranteed Investment Contracts
-------------------------------

     The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------

     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Portfolio's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Portfolios may invest directly that are owned by banks or other institutions. A loan participation gives a Portfolio an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Mortgage-Related Securities
----------------------------

     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Portfolios.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Portfolio's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolios or if the Portfolios sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Portfolios may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of the Portfolio's portfolio. In such an event, the Portfolio would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     The U.S. Supreme Court has agreed to review a state court's decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states similarly exempt interest on in-state municipal instruments, while taxing interest on out-of-state municipal instruments.

     If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. State-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court heard arguments in this case in November 2007.

     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Stripped Securities
--------------------

     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Portfolios may only purchase principal-only SMBs.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables a Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Portfolio may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Portfolio. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event will require a sale of such security by the Portfolio. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Portfolio's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Portfolio may also invest in certain derivative securities for investment purposes only. Other reasons why a Portfolio may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Portfolio's investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or a Portfolio could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Portfolio's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Portfolio's investment objective, policies, restrictions and quality standards, and does not expose such Portfolio to undue risk.

     A Portfolio's use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Portfolio also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Portfolio's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Portfolio's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Portfolio. A Portfolio's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Portfolio's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Portfolio may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Portfolio may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------

     A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

     Pursuant to a notice of eligibility claiming exclusion from the definition of "Commodity Pool Operator filed with the National Futures Association on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     A Portfolio's use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

     Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

     In pursuing their individual investment objectives, certain of the Portfolios may, to the extent permitted by their investment objectives and policies, invest in commodity-linked derivative instruments. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in the overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     There are several additional risks associated with transactions in commodity futures contracts.

     STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

     OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Portfolio's investments to greater volatility than investments in traditional securities.

     FUTURE DEVELOPMENTS. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio's investment objective and legally permissible for each such Portfolio.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------

     The Portfolios consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for

Reconstruction and Development (more commonly referred to as the World Bank). Additionally, the Portfolios consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Portfolios consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Portfolios may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would otherwise be subject.

Foreign Government Securities
-----------------------------

     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective.

Foreign Obligations and Securities
-----------------------------------

     The Portfolios consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Portfolio's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.

     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Portfolio enters into foreign currency transactions.

     Because a Portfolio may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Portfolio will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Portfolio may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Portfolio intends to purchase. If it is anticipated that exchange rates will rise, a Portfolio may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Portfolio to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Portfolio to be unable to hedge its securities, and may cause a Portfolio to lose money on its investments in foreign currency transactions. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     PARTICIPATION NOTES. The Portfolios may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Portfolio as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Portfolio is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Portfolio's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     For temporary defensive purposes, the Portfolios may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Portfolio to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Portfolio maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Portfolio may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Portfolio to invest in certain markets. A Portfolio will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. No Portfolio may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Each Portfolio may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
---------------------------

     The principal investment strategy of each Portfolio is to invest in shares of other affiliated open-end management investment companies (as defined previously, the "Underlying Funds"), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

     Generally, funds may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act. However, because the Portfolios' principal investment strategies are to invest substantially all of their assets in shares of other affiliated open-end management investment companies (the Underlying Funds), they are excepted from these limitations pursuant to Section 12(d)(1)(G) under the 1940 Act. Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

     ISHARES. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A securities that are "illiquid" are subject to a Portfolio's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Portfolio's disposition of the security may be delayed or limited.

     A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Portfolio sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which a Portfolio is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
------------

     The Portfolios may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). If a Portfolio makes a short sale "against the box," the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a Portfolio's long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Portfolios and their shareholders.

     Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Swap Agreements
---------------

     To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Portfolios."

Trustees and Officers
---------------------

     The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Portfolios have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 65      Trustee,           Education Consultant to the Director of the Institute for           N/A
                        since 1987         Executive Education of the Babcock Graduate School of
                                           Management of Wake Forest University. Prior thereto, the
                                           Thomas Goho Chair of Finance of Wake Forest University,
                                           Calloway School of Business and Accountancy, from
                                           2006-2007 and Associate Professor of Finance from
                                            1999-2005.
Peter G. Gordon, 65     Trustee, since     Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        1998, Chairman,    Company and President of Crystal Geyser Roxane Water
                        since 2001.        Company.
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and did not meet during the Portfolios' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios' financial statements, and interacts with the Portfolios' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Portfolios' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended February 28, 2007, the Trustees received the following compensation:

                           COMPENSATION TABLE FISCAL
                          YEAR ENDED FEBRUARY 28, 2007

                             INTERESTED TRUSTEE                           INDEPENDENT TRUSTEES
                                  J. TUCKER       THOMAS S.   PETER G.   RICHARD M.   OLIVIA S.   TIMOTHY J.   DONALD C.
PORTFOLIO                           MORSE            GOHO      GORDON       LEACH      MITCHELL      PENNY      WILLEKE
Life Stage - Conservative         $  1,184        $  1,274    $  1,431    $  1,174    $  1,184     $  1,184    $  1,184
Portfolio
Life Stage - Moderate             $  1,184        $  1,274    $  1,431    $  1,174    $  1,184     $  1,184    $  1,184
Portfolio
Life Stage - Aggressive           $  1,184        $  1,274    $  1,431    $  1,174    $  1,184     $  1,184    $  1,184
Portfolio
TOTAL COMPENSATION FROM           $170,500        $183,500    $206,000    $169,000    $170,500     $170,500    $170,500
THE FUND COMPLEX/1/

------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 144 funds) as of the Portfolios' fiscal year end.

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over
$100,000.

        BENEFICIAL EQUITY OWNERSHIP IN THE PORTFOLIOS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2006

                       INTERESTED
                       TRUSTEE
                       J. TUCKER
PORTFOLIO              MORSE
Life Stage -
Conservative
Portfolio              $0
Life Stage -
Moderate Portfolio     $0
Life Stage -
Aggressive Portfolio   $0
Aggregate Dollar
Range of
Equity Securities Of
Fund
Complex/1/             over $100,000

                                                                  INDEPENDENT TRUSTEES
                       THOMAS S.         PETER G.          RICHARD M.        OLIVIA S.         TIMOTHY J.        DONALD C.
PORTFOLIO              GOHO              GORDON            LEACH             MITCHELL          PENNY             WILLEKE
Life Stage -
Conservative
Portfolio              $0                $0                $0                $0                $0                $0
Life Stage -
Moderate Portfolio     $0                $0                $0                $0                $0                $0
Life Stage -
Aggressive Portfolio   $0                $0                $0                $0                $0                $0
Aggregate Dollar
Range of
Equity Securities Of
Fund
Complex/1/             over $100,000     over $100,000     over $100,000     over $100,000     over $100,000     over $100,000

------
1   Includes Trustee ownership in shares of other funds within the entire Fund
       Complex (consisting of 142 funds) as of the calendar year end.

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser to the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios. Funds Management does not receive any fees for its provision of investment advisory services to the Portfolios.

     For the period between January 1, 2005, and April 8, 2005, (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Portfolios pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM, located at 100 Heritage Reserve, Menomonee Falls, WI 53051, served as investment adviser to the predecessor portfolios of the Portfolios.

     General. Each Portfolio's Advisory Agreement will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Portfolio's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Fees from Underlying Funds
---------------------------

     The Portfolios' shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, including shareholder servicing fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios' distributor for providing services to the Portfolios' shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, its affiliates and Wells Fargo Funds Distributor, LLC (the "Distributor"), as distributor for the Portfolios, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees from the Underlying Funds and Wells Fargo Bank may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of February 28, 2007, the most recent fiscal year end for the Portfolios managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Portfolios on a day-to-day basis as follows.

PORTFOLIO                             SUB-ADVISER         PORTFOLIO MANAGERS
------------------------------------- ------------------  -----------------------
Life Stage - Conservative Portfolio   Funds Management    Thomas C. Biwer, CFA
Life Stage - Moderate Portfolio                           Christian L. Chan, CFA
Life Stage - Aggressive Portfolio                         Andrew Owen, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Portfolios. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                      REGISTERED                    OTHER POOLED
                                      INVESTMENT                     INVESTMENT
PORTFOLIO MANAGER                      COMPANIES                      VEHICLES                     OTHER ACCOUNTS
                                 NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                   OF            ASSETS           OF            ASSETS           OF            ASSETS
                                ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA              8            $ 6.2B            0               $0             4             $ 2.2M
 Christian L. Chan, CFA           11            $ 6.1B            0               $0             2             $ 190K
 Andrew Owen, CFA                  8            $ 6.2B            0               $0             1             $  80K

     None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Manager may maintain.

     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     BENEFICIAL OWNERSHIP IN THE PORTFOLIOS. The following table shows for each
     --------------------------------------
Portfolio Manager the dollar value of Portfolio equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;

     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER              PORTFOLIO                                BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA          Life Stage - Conservative                $0
                               Portfolio
                               Life Stage - Moderate Portfolio          $0
                               Life Stage - Aggressive Portfolio        $0
 Christian L. Chan, CFA        Life Stage - Conservative                $0
                               Portfolio
                               Life Stage - Moderate Portfolio          $0
                               Life Stage - Aggressive Portfolio        $0
 Andrew Owen, CFA              Life Stage - Conservative                $0
                               Portfolio
                               Life Stage - Moderate Portfolio          $0
                               Life Stage - Aggressive Portfolio        $0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Portfolios, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios' operations, including communication, coordination, and supervision services with regard to the Portfolios' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Portfolio's average daily net assets:

                                TOTAL ADMINISTRATIVE
ASSET RANGE                             FEE
  First $5 billion                      0.50%
  Next $5 billion                       0.49%
  Over $10 billion                      0.48%

     Administrative Fees Paid.
     -------------------------

     As discussed in the "Historical Fund Information" section, the Portfolios were created as part of the reorganization of various portfolios of Strong into certain Portfolios of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of the Portfolios and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.28% of the predecessor portfolio's average daily net assets attributable to the predecessor Investor Class shares. Therefore, the table below shows the administrative fees paid by the Portfolios or their predecessor portfolios for the indicated fiscal periods to the respective administrator:

                                   ADMINISTRATIVE FEES                            ADMINISTRATIVE
FISCAL YEAR ENDED                        INCURRED              WAIVER         FEES PAID AFTER WAIVER
 Life Stage - Conservative
 Portfolio
  2/28/07                                $ 67,153             $ 67,153               $     0
 Life Stage - Moderate
 Portfolio
  2/28/07                                $179,142             $133,840               $45,302
 Life Stage - Aggressive
 Portfolio
  2/28/07                                $134,182             $ 92,195               $41,987

                                   PERIOD ENDED                                                            YEAR ENDED
                                      2/28/06          4/11/05-12/31/05        1/1/05-4/10/05               12/31/04
                                       FEES                  FEES
                                      PAID TO               PAID TO                 FEES               FEES           FEES
                                       FUNDS                 FUNDS                 PAID TO           PAID TO         WAIVED
                                       MGMT                  MGMT                    SIS               SIS           BY SIS
 Life Stage - Conservative            $11,469              $ 59,210                $14,335              $0          $ 76,454
 Portfolio
 Life Stage - Moderate                $29,187              $136,744                $36,305              $0          $177,002
 Portfolio
 Life Stage - Aggressive              $20,660              $ 90,266                $20,642              $0          $ 91,329
 Portfolio

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Portfolios.

Shareholder Servicing Agent
---------------------------

     The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Portfolio shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of up to 0.25% of the average daily net assets of the Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.00% so long as the Portfolios invest their assets solely in one or more management investment companies.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Portfolios. For these services, PFPC is entitled to receive from each Portfolio an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Portfolio. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Portfolio, $1,500 for the third manager in each Portfolio and $500 for each manager beyond the third manager in each Portfolio. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Portfolio's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Portfolios on a continuous basis.

     For the fiscal periods ended December 31, 2004, December 31, 2005, February 28, 2006, and February 28, 2007, the Portfolios paid no brokerage commissions.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Portfolio is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolio's shares.

     Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Generally, each Portfolio is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Portfolio received before such Portfolio's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Portfolio's NAV calculation time generally are processed at such Portfolio's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Portfolio. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Portfolio reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Portfolio may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio's responsibilities under the 1940 Act. In addition, the Portfolio may redeem shares involuntarily to reimburse a Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectuses.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Portfolios. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Portfolio of securities it owns, or the fair determination of the value of the Portfolio's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Portfolios' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Portfolios and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Portfolios' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                            PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Portfolios and arranges for the execution of portfolio security transactions on behalf of the Portfolios. The Portfolios purchase and sell their portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuers, the Underlying Funds. As a result, the Portfolios are not expected to incur brokerage commissions.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     -------------------
when the Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders.

     The table below shows the Portfolios' portfolio turnover rate for the last three fiscal periods:

                                       FEBRUARY 28,   FEBRUARY 28,   DECEMBER 31,
PORTFOLIO                                  2007           2006*          2005
Life Stage - Conservative Portfolio            24%           2%**            42%
Life Stage - Moderate Portfolio                25%           3%**            38%
Life Stage - Aggressive Portfolio              18%           1%**            42%

* In 2006, the Portfolios changed their fiscal year end from December 31 to February 28.
**   For the two-month fiscal period ended February 28, 2006.

                               PORTFOLIO EXPENSES

     From time to time, Funds Management may waive fees from a Portfolio in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Portfolio); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Portfolio's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Portfolio are charged against Portfolio assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Portfolio, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Portfolios.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Portfolio qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Portfolio even though each Portfolio is a series of the Trust. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Portfolio's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Portfolio must also diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Portfolio's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Portfolio controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Portfolio meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Portfolio may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Portfolio in the year they are actually distributed. If a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income tax.

     Moreover, a Portfolio may retain for investment all or a portion of its net capital gain. If a Portfolio retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Portfolio fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Portfolio's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if a Portfolio which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Portfolio generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Portfolio may use the so-called
     -----------------------
"equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Portfolio, and thus the Portfolio's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a
     ---------------------------
net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to portfolio-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute any such offsetting capital gains. The Portfolios cannot carry back or carry forward any net operating losses. As of February 28, 2007, the following Portfolios had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                                        CAPITAL LOSS CARRY
PORTFOLIO                                YEAR EXPIRES        FORWARDS
       Life Stage - Conservative Portfol    2010            $  212,568
                                            2011            $  234,932
       Life Stage - Moderate Portfolio      2010            $3,856,039
                                            2011            $  261,125
       Life Stage - Aggressive Portfolio    2010            $2,458,189
                                            2011            $  181,680

     If a Portfolio engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Portfolios have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Portfolio fails to distribute by December 31 of each
     ----------
calendar year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Portfolio will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Portfolio generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax. Moreover, each Portfolio reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Portfolio).

     Taxation of Portfolio Investments. In general, realized gains or losses on
     ---------------------------------
the sale of securities held by a Portfolio will be treated as capital gains or losses, and long-term capital gains or losses if the Portfolio has held the disposed securities for more than one year at the time of disposition.

     If a Portfolio purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Portfolio may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Portfolio will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protection bonds generally can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Portfolio at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Portfolio held the debt obligation. A Portfolio generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Portfolio. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Portfolio which the Portfolio otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Portfolio.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Portfolio holding such a security receives no interest payment in cash on the security during the year.

     If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as when a Portfolio may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Portfolio is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Portfolio pursuant to the exercise of a covered call option granted by it, the Portfolio generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Portfolio will be deemed "Section 1256 contracts." A Portfolio will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Portfolio to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Portfolio to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Portfolio's income. Under future Treasury Regulations, any such transactions that are not directly related to a Portfolio's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Portfolio's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Portfolio or its shareholders in future years.

     Offsetting positions held by a Portfolio involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Portfolio is treated as entering into a "straddle" and at least one (but not all) of the Portfolio's positions in derivative contracts comprising a part of such straddle is governed by
Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Portfolio had not engaged in such transactions.

     If a Portfolio enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Portfolio will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Portfolio enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Portfolio's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Portfolio's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Portfolio's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Portfolio may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Portfolio would have had if the Portfolio directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Portfolio's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments to the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Portfolio shares, and (iii) thereafter, as capital gain. If a Portfolio's book income is less than taxable income, the Portfolio could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Portfolio as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Portfolio may invest in REITs. Investments in REIT equity securities may require a Portfolio to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Portfolio's investments in REIT equity securities may at other times result in the Portfolio's receipt of cash in excess of the

REIT's earnings if the Portfolio distributes these amounts, these distributions could constitute a return of capital to Portfolio shareholders for federal income tax purposes. dividends received by the Portfolio from a REIT will not constitute qualified dividend income.

     A Portfolio may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Portfolio must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Portfolio, then the Portfolio will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Portfolio may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Portfolio. The Portfolios have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Portfolio acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Portfolio could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions could have been classified as capital gain.

     A Portfolio will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Portfolios may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Portfolio may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Portfolios may involve complex tax rules that may result in income or gain recognition by the Portfolios without corresponding current cash receipts. Although the Portfolios seek to avoid significant non-cash income, such non-cash income could be recognized by the Portfolios, in which case the Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Portfolios could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Except for exempt-interest dividends (defined
     -------------------------
below) paid by a Fund, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Portfolio's earnings and profits, described above, are determined at the end of the Portfolio's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Portfolio's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Portfolio shares and then as capital gain. A Portfolio may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Portfolio as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Portfolio will designate capital gain dividends, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. government if the Portfolio meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant
     ---------------------------------------
to a cash or in-kind redemption, or exchanges the shareholder's Portfolio shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Portfolio shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different RIC, the sales charge previously incurred in acquiring the Portfolio's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Portfolio on foreign securities may
     -------------
be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Portfolios will qualify for this election.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Portfolio in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Portfolio with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Portfolio's shares. If 95% or more of a Portfolio's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Portfolio's income is attributable to qualified dividend income, then only the portion of the Portfolio's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Portfolio from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual Portfolio shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Portfolio is generally required to withhold and
     ------------------
remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Portfolio shareholder if (i) the shareholder fails to furnish the Portfolio with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Tax-Deferred Plans. The shares of the Portfolios may be available for a
     ------------------
variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Portfolio shares through such plans and/or accounts.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Portfolio may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Portfolio may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above (whether an interest-related dividend or not) is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Portfolio shares, capital gain dividends and, with respect to taxable years of a Portfolio beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Portfolio shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Portfolio shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause
(i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Portfolio. "Short-term capital gain dividends" are distributions attributable to a Portfolio's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Portfolio in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Portfolio makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Portfolios provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Portfolios do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Portfolios. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Portfolio shareholders, without regard to any relationship that any affiliated person of the Portfolio (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Portfolios' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Portfolio. While each Portfolio does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Portfolios of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolio's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Portfolio's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Portfolios voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Portfolios' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Portfolios are three series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory agreement, since it affects only one Portfolio, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders. The term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Portfolio represents an equal proportional interest in the Portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of June 7, 2007, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Portfolio and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Portfolio as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                             5% OWNERSHIP AS OF JUNE 7, 2007

                                                                     PERCENTAGE
                                                                         OF
                                                                       CLASS/
PORTFOLIO                     NAME AND ADDRESS                       PORTFOLIO
------------------------      --------------------------------      -----------
CONSERVATIVE PORTFOLIO
 Investor Class               WELLS FARGO BANK NA FBO                   39.62%
                              RPS STRONG CONSERVATIVE BALANCE
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO                    7.27%
                              CHIQUITA SAVINGS & INVESTMENT
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
MODERATE PORTFOLIO
 Investor Class               WELLS FARGO BANK NA FBO                   28.42%
                              RPS STRONG MODERATE PORTFOLIO
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO                    9.18%
                              CHIQUITA SAVINGS & INVESTMENT
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
AGGRESSIVE PORTFOLIO
 Investor Class               WELLS FARGO BANK NA FBO                   15.06%
                              RPS STRONG AGGRESSIVE PORTFOLIO
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO                    7.10%
                              CHIQUITA SAVINGS & INVESTMENT
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Portfolio, or is identified as the record owner of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Portfolios for the fiscal year ended February 28, 2007, are hereby incorporated by reference to the Portfolios' Annual Report.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Portfolios, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolios. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION

                March 1, 2008, as supplemented on April 1, 2008

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

           WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND
               WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND

                     CLASS A, CLASS B, CLASS C AND CLASS Z

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about two series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). The Specialized Financial Services Fund is considered diversified and the Specialized Technology Fund is considered non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the Specialized Financial Services Fund and Specialized Technology Fund are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS, subject to the limitations described in each Fund's prospectus. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details.

                                         CLASS         CLASS
FUND                                    A, B, C          Z
 Specialized Financial Services            o
 Specialized Technology                    o             o

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated March 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended October 31, 2007, are hereby incorporated by reference to the Funds' Annual Report. The Prospectuses and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

     SPEC/FASAI06 (04/08)

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     4
MANAGEMENT                                                              15
 Trustees and Officers                                                  15
 Investment Adviser                                                     17
 Investment Sub-Advisers                                                18
 Portfolio Managers                                                     19
 Administrator                                                          24
 Distributor                                                            25
 Shareholder Servicing Agent                                            26
 Custodian                                                              26
 Fund Accountant                                                        27
 Transfer and Distribution Disbursing Agent                             27
 Underwriting Commissions                                               27
 Code of Ethics                                                         27
DETERMINATION OF NET ASSET VALUE                                        28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          28
PORTFOLIO TRANSACTIONS                                                  31
FUND EXPENSES                                                           33
FEDERAL INCOME TAXES                                                    34
PROXY VOTING POLICIES AND PROCEDURES                                    41
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       43
CAPITAL STOCK                                                           45
OTHER INFORMATION                                                       47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           47
FINANCIAL INFORMATION                                                   47

                          HISTORICAL FUND INFORMATION

     On August 29, 2001, the Board of Trustees of the SIFE Trust Fund approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the SIFE Trust Fund into the Trust's Wells Fargo Advantage Specialized Financial Services Fund. The reorganization was effective at the close of business on February 22, 2002.

     The Specialized Financial Services described in this SAI was created as part of the reorganization of the SIFE Trust Fund, advised by SIFE, into the WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND. The reorganization between the SIFE Trust Fund and the Specialized Financial Services Fund followed the acquisition of SIFE by a subsidiary of Wells Fargo & Company.

     The chart below indicates the predecessor SIFE Trust Fund that is the accounting survivor of the Wells Fargo Advantage Fund.

WELLS FARGO ADVANTAGE FUND                                  PREDECESSOR FUND
----------------------------------------------------------- -----------------
Wells Fargo Advantage Specialized Financial Services Fund   SIFE Trust Fund

     The Specialized Financial Services FUND (formerly named the SIFE Specialized Financial Services Fund) commenced operations on February 25, 2002 as the successor to the SIFE Trust Fund, a Delaware statutory trust. The SIFE Trust Fund was organized on February 28, 1997 as the successor-in-interest to the SIFE Trust Fund, a California trust, which was organized on September 26, 1960. The Fund, through its predecessor entities, has offered its shares to the public on a continuous basis since July 2, 1962. The predecessor fund offered Class A-I, Class A-II, Class B and Class C shares. The performance history and financial highlights shown for periods prior to February 25, 2002, are the performance history and financial highlights of the predecessor fund. The Class A-I shares are considered the accounting survivor for the Class A shares. The Specialized Financial Services Fund changed its name from the SIFE Specialized Financial Services Fund to the Specialized Financial Services Fund effective April 11, 2005.

     The Specialized Technology Fund commenced operations on September 18,
2000.

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) limit the Specialized Technology Fund's investment in securities of the technology sector, which can be a single industry or group of industries such as the computer, software, communications equipment and services, semiconductor, health care, biotechnology, or defense and aerospace industries, or (vi) limit the Specialized Financial Services Fund's investment in securities of companies that the adviser considers to be in the "financial services" sector, which includes commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate related companies, leasing companies and consumer and industrial finance companies;

     (2) except for the Specialized Technology Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund, except the Specialized Technology Fund, may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
---------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Specialized Financial Services Fund will write call options only if they are "covered." The Specialized Technology Fund will write call options that are "covered" or "uncovered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Foreign Obligations and Securities
-----------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     PARTICIPATION NOTES. The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by the Specialized Financial Services Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 65         Trustee,             Education Consultant to the Director of the Institute for              N/A
                           since 1987           Executive Education of the Babcock Graduate School of
                                                Management of Wake Forest University. Prior thereto, the
                                                Thomas Goho Chair of Finance of Wake Forest University,
                                                Calloway School of Business and Accountancy, from
                                                2006-2007 and Associate Professor of Finance from
                                                 1999-2005.
Peter G. Gordon, 65        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001.          Company.
Olivia Mitchell, 55        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       Senior Counselor to the public relations firm of                       N/A
                           1996                 Himle-Horner and Senior Fellow at the Humphrey Institute,
                                                Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 48       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 48      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 43        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended October 31, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED OCTOBER 31, 2007

                                 INTERESTED
                                 TRUSTEE                        INDEPENDENT TRUSTEES
                                 J. TUCKER   THOMAS S.   PETER G.   OLIVIA S.   TIMOTHY J.   DONALD C.
FUND                             MORSE       GOHO        GORDON     MITCHELL    PENNY        WILLEKE
Specialized Financial Services    $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Specialized Technology            $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Total Compensation from the
Fund Complex/1/                   $182,500    $198,500    $222,500   $182,500     $182,500    $182,500

------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 149 funds as of October 31, 2007).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007

                                 INTERESTED
                                 TRUSTEE
                                 J. TUCKER
FUND                             MORSE
Specialized Financial Services   $0
Specialized Technology           $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                       over $100,000

                                                                     INDEPENDENT TRUSTEES
                                 THOMAS S.         PETER G.            OLIVIA S.         TIMOTHY J.        DONALD C.
FUND                             GOHO              GORDON              MITCHELL          PENNY             WILLEKE
Specialized Financial Services   $0                $              0    $0                $0                $             0
Specialized Technology           $0                $50,001-$100,000    $0                $0                $10,001-$50,000
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                       over $100,000       over $100,000     over $100,000     over $100,000      over $100,000

------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 149 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.


Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds are stand-alone Funds with an investment adviser and sub-adviser.

     As compensation for its advisory services for the following Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

  FUND               FEE
        First $500M            0.95%
        lized
Fi      l
Se
         Next $500M            0.90%
          Next $2B             0.85%
          Next $2B            0.825%
          Over $5B             0.80%
        First $500M            1.05%
        lized
Te      gy
         Next $500M            1.00%
          Next $2B             0.95%
          Next $2B            0.925%
          Over $5B             0.90%


     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
Funds, paid the following advisory fees, and the investment adviser waived the indicated fees:

                                                YEAR ENDED
                                                 10/31/07
                                    MANAGEMENT       FEES      FEES PAID
FUND                              FEES INCURRED     WAIVED    AFTER WAIVER
Specialized Technology              $2,337,899    $114,593    $2,223,306
Specialized Financial Services      $3,201,953    $810,611    $2,391,342

                                YEAR ENDED              PERIOD ENDED             YEAR ENDED
                                 10/31/06                10/31/05*                9/30/05
                                           FEES                   FEES                     FEES
FUND                       FEES PAID      WAIVED    FEES PAID    WAIVED     FEES PAID     WAIVED
Specialized Technology    $2,276,234    $187,337    $194,152    $ 5,955    $   95,422    $77,859
Specialized Financial     $2,627,055    $843,318    $276,458    $67,643    $4,134,785    $95,562
Services

     ------
*   The Funds changed their fiscal year-end from September 30 to October 31.

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged RCM Capital Management LLC ("RCM") and Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

FUND         SUB-ADVISER                  FEE


                                          Wells          First $100M          0.45%
                                         Capital          Next $100M          0.40%
Specialized Financial Services         Management         Over $200M          0.30%
 Specialized Technology                    RCM           First $50M            1.00%
                                                          Next $50             0.70%
                                                         Over $100M            0.55%

     Unaffiliated Sub-Adviser. Listed below is the aggregate dollar amount of
     ------------------------
sub-advisory fees paid by the Specialized Technology Fund to RCM for the fiscal periods indicated:

FUND                YEAR ENDED 10/31/07          YEAR ENDED 10/31/06       PERIOD ENDED 10/31/05*        YEAR ENDED 9/30/05
                                    FEES                         FEES                       FEES                         FEES
                   FEES PAID       WAIVED       FEES PAID       WAIVED      FEES PAID      WAIVED       FEES PAID       WAIVED
Specialized       $1,524,614         $0        $1,726,870         $0        $130,050         $0        $1,168,933         $0
Technology

------
*   The Fund changed its fiscal year-end from September 30 to October 31.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of October 31, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                             SUB-ADVISER                 PORTFOLIO MANAGERS
-------------------------------- --------------------------  --------------------------
Specialized Financial Services   Wells Capital Management    Allen J. Ayvazian
                                                             Allen E. Wisniewski, CFA
Specialized Technology           RCM                         Huachen Chen, CFA
                                                             Walter C. Price, Jr., CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                             REGISTERED INVESTMENT      OTHER POOLED
                                   COMPANIES        INVESTMENT VEHICLES    OTHER ACCOUNTS
                               NUMBER      TOTAL      NUMBER     TOTAL     NUMBER     TOTAL
                                 OF        ASSETS       OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGERS*           ACCOUNTS    MANAGED    ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
RCM
 Huachen Chen, CFA               8        $ 2.92B       0         $  0       14      $104M
 Walter C. Price, Jr., CFA      10        $ 2.97B       2         $10M        8      $ 45M
WELLS CAPITAL MANAGEMENT
 Allen J. Ayvazian               0        $     0       0         $  0       64      $434M
 Allen E. Wisniewski, CFA        0        $     0       0         $  0       46      $160M

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                                    REGISTERED INVESTMENT              OTHER POOLED
                                          COMPANIES                 INVESTMENT VEHICLES              OTHER ACCOUNTS
                                    NUMBER          TOTAL          NUMBER          TOTAL          NUMBER          TOTAL
                                      OF            ASSETS           OF            ASSETS           OF           ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS        MANAGED
RCM
 Huachen Chen, CFA                    0               $0             0              $  0            0           $0
 Walter C. Price, Jr., CFA            0               $0             2              $10M            0           $0
WELLS CAPITAL MANAGEMENT
 Allen J. Ayvazian                    0               $0             0              $  0            0           $0
 Allen E. Wisniewski, CFA             0               $0             0              $  0            0           $0

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     RCM. Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

     These potential conflicts may include, among others:

  o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

     PALLAS INVESTMENT PARTNERS, L.P. ("PALLAS") AND RELATED ENTITIES. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

     Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner. Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the Wells Fargo Specialized Technology Fund.

     RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

     RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

     In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     RCM COMPENSATION. RCM's Portfolio Managers are compensated with what RCM believes to be a competitively positioned compensation program to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

     BONUS PROGRAM. In the Bonus Program, total cash compensation, as more fully described below, is set for each Portfolio Manager relative to his or her performance and the market. The Portfolio Managers' compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained performance.

     In the Bonus Program, each Portfolio Manager's compensation consists of the following elements as further described below: (1) base salary, (2) annual bonus, (3) stock appreciation rights, and (4) group retirement plans.

     (1) Base salary. Each Portfolio Manager is paid a base salary, which is
     ---------------
set at a level determined by RCM to be competitive in the market place, taking into account a particular Portfolio Manager's experience and responsibilities. RCM reviews third party market data to ensure that salaries remain competitive within the industry

     (2) Annual Bonus. All Portfolio Managers also receive discretionary
     ----------------
compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each Portfolio Manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance. The portion of the bonus related to pre-tax performance of the mutual funds managed is measured against a fund's Lipper universe over a three-year rolling period.

     (3) Stock Appreciation Rights. Key members of RCM's investment staff are
     -----------------------------
allocated Stock Appreciation Right units at the beginning of each year. The Stock Appreciation Rights vest over five years. Each tranche of Stock Appreciation Rights are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.

     (4) Participation in group retirement plans. Portfolio Managers are
     -------------------------------------------
eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the non-qualified deferred compensation plan.

     PROFIT PROGRAM. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, Portfolio Managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER                  FUND                                  BENEFICIAL OWNERSHIP
 RCM
  Huachen Chen, CFA                Specialized Technology                $0
  Walter C. Price, Jr., CFA        Specialized Technology                $0
 WELLS CAPITAL MANAGEMENT
  Allen J. Ayvazian                Specialized Financial Services        $0
  Allen E. Wisniewski, CFA         Specialized Financial Services        $0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                 CLASS-LEVEL
                               FUND-LEVEL ADMIN. FEE              ADMIN. FEE              TOTAL ADMIN. FEE
                                                  (% OF             (% OF                                  (% OF
                        AVERAGE DAILY NET     AVERAGE DAILY     AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                   ASSETS           NET ASSETS)       NET ASSETS)         NET ASSETS         NET ASSETS)
 Class A, Class B,      First $5 billion           0.05%             0.28%       First $5 billion           0.33%
 Class C                 Next $5 billion           0.04%                          Next $5 billion           0.32%
                        Over $10 billion           0.03%                         Over $10 billion           0.31%
 Class Z/1/             First $5 billion           0.05%             0.40%       First $5 billion           0.45%
                         Next $5 billion           0.04%                          Next $5 billion           0.44%
                        Over $10 billion           0.03%                         Over $10 billion           0.43%

------
/1/   Effective March 1, 2008, the class-level administration fee for Class Z was reduced by 0.05%, as shown in the table. Prior to March 1, 2008, the class-level administration fee for Class Z was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion.


     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds paid the following administrative fees.

                                                     YEAR ENDED
                                                      10/31/07
                                ADMINISTRATIVE                            FEES PAID
FUND                             FEES INCURRED        FEES WAIVED        AFTER WAIVER
 Specialized Technology        $111,329                    $0              $111,329
 (Fund Level)
  Class A                      $322,974                    $0              $322,974
  Class B                      $ 62,617                    $0              $ 62,617
  Class C                      $ 14,772                    $0              $ 14,772
  Class Z                      $358,516                    $0              $358,516
 Specialized Financial         $168,524                    $0              $168,524
 Services (Fund Level)
  Class A                      $931,856                    $0              $931,856
  Class B                      $  9,111                    $0              $  9,111
  Class C                      $  2,768                    $0              $  2,768

                                       YEAR ENDED   PERIOD ENDED   YEAR ENDED
FUND                                    10/31/06     10/31/05/1/    9/30/05
Specialized Technology (Fund Level)     $117,313       $9,245       $95,422

                                                YEAR ENDED   PERIOD ENDED   YEAR ENDED
FUND                                             10/31/06     10/31/05/1/     9/30/05
 Class A                                       $  322,277       $24,602     $  314,375
 Class B                                       $   75,400       $ 6,224     $   82,918
 Class C                                       $   15,703       $ 1,233     $   16,840
 Class Z/2/                                    $  391,455       $31,686     $  193,224
Specialized Financial Services (Fund level)    $  182,651       $14,550     $  217,620
 Class A                                       $1,007,530       $80,114     $1,193,067
 Class B                                       $   12,117       $ 1,109     $   21,298
 Class C                                       $    3,199       $   260     $    4,308

------
/1/   The Funds changed their fiscal year-ends from September 30 to October 31.
/2/   Class Z shares commenced operations on April 11, 2005.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES

     For the period November 1, 2006, through October 31, 2007, the Funds listed below paid to Wells Fargo Funds Distributor, LLC, pursuant to the Plan, the following fees for distribution-related expenses:

                                                                   COMPENSATION
                                                  PRINTING &            TO            COMP. TO          OTHER
FUND               TOTAL        ADVERTISING         MAILING        UNDERWRITERS        BR/DLRS        (EXPLAIN)
 SPECIALIZED FINANCIAL SERVICES
  Class B        $ 24,403            $0               $0              $     0         $     0         $  24,403*
  Class C        $  7,413            $0               $0              $ 6,178         $ 1,235         $       0
 SPECIALIZED TECHNOLOGY
  Class B        $167,725            $0               $0              $     0         $     0         $ 167,725*
  Class C        $ 39,568            $0               $0              $23,668         $15,900         $       0

------
* Wells Fargo Funds Distributor, LLC (WFFD) entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of the Specialized Financial Services Fund and 0.07% of the average daily net assets of the Specialized Technology Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds' fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:

     4/11/05 - 9/30/05                10/1/04 - 4/1/05
    PAID           RETAINED          PAID          RETAINED
 $  77,014         $10,233         $86,952         $12,965

     The amounts paid to and retained by the Distributor are as follows:

    YEAR ENDED 10/31/07            YEAR ENDED 10/31/06         PERIOD ENDED 10/31/05*
    PAID          RETAINED         PAID         RETAINED         PAID         RETAINED
 $  21,456          $689         $96,615         $1,972        $86,952        $12,965

------
*   The Funds changed their fiscal year ends from September 30 to October 31.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The Specialized Technology Fund uses an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS FOLLOWS:

                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------
/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.

     Additional Investors Eligible to Purchase Class Z Shares of the
     ---------------------------------------------------------------
Specialized Technology Fund ("Class Z shares"):
-----------------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:


  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:

                                       OCTOBER 31,        OCTOBER 31,
FUND                                       2007              2006
Specialized Financial Services              12%                21%
Specialized Technology                     178%*              279%

------
* Portfolio turnover rate for the Specialized Technology Fund was lower for the year ending October 2007 due to market conditions, which is also reflected in lower total commissions for the same period indicated in the section, "Brokerage Commissions" below.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

                                        YEAR-ENDED          YEAR-ENDED         PERIOD ENDED        YEAR-ENDED
FUND                                     10/31/07            10/31/06           10/31/05/1/         9/30/05
 Specialized Financial Services        $116,966/2/       $177,881           $ 20,238         $  625,482
 Specialized Technology                $ 1,030,091       $2,117,446         $200,682         $1,693,627

------
/1/   The Funds changed their fiscal year end from September 30 to October 31.
/2/   The decrease in commissions was a result of lower portfolio turnover rate for the period indicated.

     Directed Brokerage Commissions. For the fiscal year ended October 31,
     ------------------------------
2007, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

SUB-ADVISER                   COMMISSIONS PAID   TRANSACTIONS VALUE
  RCM                             $311,828          $256,086,187
  Wells Capital Management        $ 70,350          $ 89,053,678

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of October 31, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

     As of October 31, 2007, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

FUND                                   BROKER DEALER                       AMOUNT
 Specialized Financial Services        Bear Stearns                       $ 3,845
                                       Credit Suisse First Boston         $   981
                                       Goldman Sachs & Co.                $14,875
                                       Lehman Brothers Inc.               $ 2,800
                                       Morgan Stanley                     $ 9,117
                                       Bank of America                    $24,394
                                       Citigroup                          $22,186
                                       JP Morgan Chase & Co.              $21,310
                                       Barclays Capital Group             $   353
                                       Merrill Lynch                        8,730
 Specialized Technology                Bear Stearns                       $ 2,029
                                       Credit Suisse First Boston         $ 1,914
                                       Barclays Capital Group             $   689
                                       Citigroup                          $ 1,938
                                       JP Morgan Chase & Co.              $ 4,441
                                       Morgan Stanley                     $   833
                                       Merrill Lynch                      $   766


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

     As of October 31, 2007, the following Fund had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                                     CAPITAL LOSS
FUND FOR FYE OCTOBER 31, 2007      YEAR EXPIRES     CARRY-FORWARDS
  Specialized Technology              2008           $80,936,817
                                      2009           $49,851,486
                                      2010           $ 7,752,951
                                      2011           $   445,585


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.


     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance.

Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Funds are two series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of February 4, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                           5% OWNERSHIP AS OF FEBRUARY 4, 2008

                                                           PERCENTAGE
FUND            NAME AND ADDRESS                            OF CLASS
----------      ------------------------------------      -----------
SPECIALIZED FINANCIAL SERVICES
 Class A        NONE                                         NONE
 Class B        AMERICAN ENTERPRISE INVESTMENT                8.97%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class C        CALMAN B BRODY &                             12.33%
                LESLIE G BRODY
                900 PALISADE AVE ATP 20C
                FORT LEE NJ 07024-4140
                WELLS FARGO INVESTMENTS LLC                   8.60%
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
                JULIE ANN OWENS                               5.17%
                RICHARD JOSEPH OWENS COMM PROP
                1026 STEWARD ST
                SANTA ROSA CA 95404-3546
                RESOURCES TRUST COMPANY CUST                  5.01%
                FBO JAMES M CASEY III
                PO BOX 5900
                DENVER CO 80217-5900
SPECIALIZED TECHNOLOGY
 Class A        CHARLES SCHWAB & CO INC                      27.01%
                SPECIAL CUSTODY ACCOUNT
                EXCLUSIVELY FBO THE CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
                WELLS FARGO BANK NA, FBO                      8.58%
                RETIREMENT PLAN SERVICES
                WELLS FARGO BIN
                PO BOX 1533
                MINNEAPOLIS MN 55480-1533
 Class B        AMERICAN ENTERPRISE INVESTMENT                5.95%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class C        MLPF&S FOR THE SOLE BENEFIT                  14.43%
                OF ITS CUSTOMERS
                ATTN: MUTUAL FUND ADMINISTRATION
                4800 DEER LAKE DRIVE EAST 3RD FLOOR
                JACKSONVILLE FL 32246-6484
 Class Z        NONE                                         NONE

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended October 31, 2007, are hereby incorporated by reference to the Funds' Annual Report.

                      STATEMENT OF ADDITIONAL INFORMATION
               October 1, 2007, as supplemented on April 1, 2008

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

   Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio/SM/
            Wells Fargo Advantage WealthBuilder Equity Portfolio/SM/
      Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio/SM/
       Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio/SM/
      Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio/SM/
       Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio/SM/

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios offer a single class of shares.

     This SAI is not a prospectus and should be read in conjunction with the Portfolios' Prospectus (the "Prospectus") dated October 1, 2007. The audited financial statements for the Portfolios, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended May 31, 2007, are hereby incorporated by reference to the Portfolios' Annual Report. The Prospectus and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

     WBFS/FASAI09 (04/08)

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      1
 Fundamental Investment Policies                                         1
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              21
 Trustees and Officers                                                  21
 Investment Adviser                                                     24
 Investment Sub-Adviser                                                 25
 Portfolio Managers                                                     25
 Administrator                                                          29
 Distributor                                                            29
 Shareholder Servicing Agent                                            31
 Custodian                                                              31
 Fund Accountant                                                        31
 Transfer and Distribution Disbursing Agent                             31
 Underwriting Commissions                                               31
 Code of Ethics                                                         32
DETERMINATION OF NET ASSET VALUE                                        32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          32
PORTFOLIO TRANSACTIONS                                                  35
PORTFOLIO EXPENSES                                                      36
FEDERAL INCOME TAXES                                                    36
PROXY VOTING POLICIES AND PROCEDURES                                    44
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       46
CAPITAL STOCK                                                           48
OTHER INFORMATION                                                       49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           49
FINANCIAL INFORMATION                                                   49
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (the "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest portfolios to certain of the Portfolios (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Portfolios had only nominal assets.

     The Portfolios, except for the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies.

     The chart below indicates the predecessor Norwest portfolios that are the accounting survivors of the respective Portfolios.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS                  PREDECESSOR PORTFOLIOS
--------------------------------------------------------------- -----------------------------------------------------
Wells Fargo Advantage WealthBuilder Equity Portfolio            Norwest WealthBuilder II Growth and Income Portfolio
Wells Fargo Advantage WealthBuilder Growth Balanced             Norwest WealthBuilder II Growth Balanced Portfolio
Portfolio
Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio   Norwest WealthBuilder II Growth Portfolio

     The CONSERVATIVE ALLOCATION PORTFOLIO commenced operations on September 30, 2004.

     The EQUITY PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth and Income Portfolio. The predecessor Norwest WealthBuilder II Growth and Income Portfolio commenced operations on October 1, 1997. On October 1, 2004, the Growth and Income Portfolio changed its name to the Wells Fargo WealthBuilder Equity Portfolio.

     The GROWTH ALLOCATION PORTFOLIO commenced operations on September 30,
2004.

     The GROWTH BALANCED PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Balanced Portfolio. The predecessor Norwest WealthBuilder II Growth Balanced Portfolio commenced operations on October 1, 1997.

     The MODERATE BALANCED PORTFOLIO commenced operations on September 30,
2004.

     The TACTICAL EQUITY PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Portfolio. The predecessor Norwest WealthBuilder II Growth Portfolio commenced operations on October 1, 1997. On October 1, 2004, the Growth Portfolio changed its name to the Tactical Equity Portfolio.

                              INVESTMENT POLICIES

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated and unaffiliated open-ended management investment companies or series (the "Underlying Funds"). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds. Information concerning each Portfolio's investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus. However, since certain Underlying Funds are not advised by the adviser and are not affiliated with the Portfolios, there can be no assurance that the Underlying Funds will follow their stated policies.

Fundamental Investment Policies
-------------------------------

     Each Portfolio has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

     THE PORTFOLIOS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Portfolio has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Portfolio's shareholders.

     (1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Portfolio may not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Portfolio may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Portfolio to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Portfolio that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Portfolio's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Portfolios and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Portfolios are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Portfolios participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Portfolio under normal circumstances will not invest more than 15% of its assets in the security type.

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term "Portfolios" shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio. However, since certain Underlying Funds are not affiliated with the adviser or the Portfolios, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.Although each Portfolio intends to invest substantially all of its assets in the Underlying Funds, each Portfolio reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Collateralized Debt Obligations
-------------------------------

     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.

     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.

     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the Securities and Exchange Commission (the "SEC"). As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act").

     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.

     In addition to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectuses, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities;
(ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and
(iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Portfolios may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Portfolios.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Portfolios use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Corporate Debt Securities.
--------------------------

     Certain of the debt instruments purchased by the Portfolios may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Portfolio, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Portfolio is downgraded to a rating below investment-grade, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities from a Portfolio under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The Portfolios will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest. The adviser, on behalf of a Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Portfolio's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Portfolios may purchase include certificates of participation in such instruments.

Guaranteed Investment Contracts
-------------------------------

     The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------

     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Portfolio's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Portfolio also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolios.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Portfolio, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Portfolios.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Portfolio's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolios or if the Portfolios sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Portfolios may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of the Portfolio's portfolio. In such an event, the Portfolio would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     The U.S. Supreme Court has agreed to review a state court's decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states similarly exempt interest on in-state municipal instruments, while taxing interest on out-of-state municipal instruments.

     If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. State-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court heard arguments in this case in November 2007.

     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Portfolios may invest directly that are owned by banks or other institutions. A loan participation gives a Portfolio an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Stripped Securities
--------------------

     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Portfolio may only purchase principal-only SMBS.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Supranational Agency Securities
-------------------------------

     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Portfolio's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Portfolio may also invest in certain derivative securities for investment purposes only. Other reasons why a Portfolio may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Portfolio's investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or a Portfolio could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Portfolio's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Portfolio's investment objective, policies, restrictions and quality standards, and does not expose such Portfolio to undue risk.

     A Portfolio's use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Portfolio also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Portfolio's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Portfolio's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Portfolio. A Portfolio's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Portfolio's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Portfolio may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Portfolio may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------

     A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

     Pursuant to a notice of eligibility claiming exclusion from the definition of "Commodity Pool Operator filed with the National Futures Association on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     A Portfolio's use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

     Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

     In pursuing their individual investment objectives, certain of the Portfolios may, to the extent permitted by their investment objectives and policies, invest in commodity-linked derivative instruments. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in the overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     There are several additional risks associated with transactions in commodity futures contracts.

     STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

     OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Portfolio's investments to greater volatility than investments in traditional securities.

     FUTURE DEVELOPMENTS. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio's investment objective and legally permissible for each such Portfolio.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Portfolio to the extent such purchase is permitted by its investment objective and strategies.

Common and Preferred Stocks
---------------------------

     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Portfolio the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio's investment.

Real Estate Securities
----------------------

     Although certain of Portfolios will not invest directly in real estate, the Portfolios may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in real estate investment trusts ("REITs") is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Portfolios. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Emerging Market Securities
--------------------------

     The Portfolios consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Portfolios consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Portfolios consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Portfolios may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would otherwise be subject.

Foreign Government Securities
-----------------------------

     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective.

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.

     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Portfolio enters into foreign currency transactions.

     Because a Portfolio may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Portfolio will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Portfolio may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Portfolio intends to purchase. If it is anticipated that exchange rates will rise, a Portfolio may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Portfolio to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Portfolio to be unable to hedge its securities, and may cause a Portfolio to lose money on its investments in foreign currency transactions. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     PARTICIPATION NOTES. The Portfolios may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Portfolio as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Portfolio is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Portfolio's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     For temporary defensive purposes, the Portfolios may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Portfolio maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. No Portfolio may invest or hold more than 15% of its net assets in illiquid securities.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     The principal investment strategy of each Portfolio is to invest in shares of other affiliated and unaffiliated open-end management investment companies (as defined previously, the "Underlying Funds"), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

     Pursuant to exemptive relief, the Portfolios are generally permitted to purchase shares of affiliated mutual funds without regard to the restrictions established under section 12(d)(1) of the 1940 Act, and to purchase shares of unaffiliated mutual funds subject to the restrictions of section 12(d)(1)(F) under the 1940 Act. Currently, under section 12(d)(1)(F), a Portfolio's investment in unaffiliated mutual funds is subject to certain limitations: (i) the acquiring fund and its affiliated funds may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund, (ii) the acquiring fund may charge a sales load of no more than 1.50% on its shares (iii) the unaffiliated acquired fund may limit the redemption by the acquiring fund to 1% of the unaffiliated fund's outstanding voting shares for any 30 day period; and
(iv) the acquiring fund is subject to the same voting requirements contained in section 12(d)(1)(E).

     Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

     ISHARES. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A securities that are "illiquid" are subject to a Portfolio's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security;
(ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Portfolio's disposition of the security may be delayed or limited.

     A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Portfolio sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which a Portfolio is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in market price. When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until a Portfolio replaces the borrowed security. In order to deliver the security to the buyer, a Portfolio must arrange through a broker to borrow the security and, in so doing, a Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Portfolio owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Portfolio's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Portfolio that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Portfolio's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Portfolio in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Portfolio's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Portfolio may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Portfolio might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Portfolio makes a short sale "against the box," a Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Portfolio and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the

Portfolio's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Portfolio will be "against the box," or the Portfolio's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Portfolio will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio's total assets.

Swap Agreements
---------------

     To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Portfolios."

Trustees and Officers
---------------------

     The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Portfolios have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 65      Trustee,           Education Consultant to the Director of the Institute for           N/A
                        since 1987         Executive Education of the Babcock Graduate School of
                                           Management of Wake Forest University. Prior thereto, the
                                           Thomas Goho Chair of Finance of Wake Forest University,
                                           Calloway School of Business and Accountancy, from
                                           2006-2007 and Associate Professor of Finance from
                                            1999-2005.
Peter G. Gordon, 65     Trustee, since     Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        1998, Chairman,    Company and President of Crystal Geyser Roxane Water
                        since 2001.        Company.
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Portfolios' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios' financial statements, and interacts with the Portfolios' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Portfolios' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                         FISCAL YEAR ENDED MAY 31, 2007

                    INTERESTED
                    TRUSTEE                              INDEPENDENT TRUSTEES
                    J. TUCKER   THOMAS S.   PETER G.   RICHARD M.   OLIVIA     TIMOTHY J.   DONALD C.
PORTFOLIO           MORSE       GOHO        GORDON     LEACH        MITCHELL   PENNY        WILLEKE
Conservative
Allocation           $  1,181    $  1,278    $  1,438    $  1,170    $  1,181    $  1,181    $  1,181
Equity               $  1,181    $  1,278    $  1,438    $  1,170    $  1,181    $  1,181    $  1,181
Growth Allocation    $  1,181    $  1,278    $  1,438    $  1,170    $  1,181    $  1,181    $  1,181
Growth Balanced      $  1,181    $  1,278    $  1,438    $  1,170    $  1,181    $  1,181    $  1,181
Moderate Balanced    $  1,181    $  1,278    $  1,438    $  1,170    $  1,181    $  1,181    $  1,181
Tactical Equity      $  1,181    $  1,278    $  1,438    $  1,170    $  1,181    $  1,181    $  1,181
TOTAL COMPENSATION
FROM THE FUND
COMPLEX/1/           $170,000    $184,000    $207,000    $168,500    $170,000    $170,000    $170,000

------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 149 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

         BENEFICIAL EQUITY OWNERSHIP IN THE PORTFOLIOS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2006

                           INTERESTED
                           TRUSTEE                                         INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         RICHARD M.       TIMOTHY J.       DONALD C.
PORTFOLIO                  MORSE            GOHO             GORDON           LEACH            PENNY            WILLEKE
Conservative Allocation    $0               $0               $0               $0               $0               $0
Equity                     $0               $0               $0               $0               $0               $0
Growth Allocation          $0               $0               $0               $0               $0               $0
Growth Balanced            $0               $0               $0               $0               $0               $0
Moderate Balanced          $0               $0               $0               $0               $0               $0
Tactical Equity            $0               $0               $0               $0               $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000

------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 149 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Portfolios.

     Prior to August 2, 2004, Funds Management was entitled to receive as compensation for its advisory services to the Equity Portfolio, Growth Balanced Portfolio and Tactical Equity Portfolio a monthly fee at the annual rate of 0.35% of each Portfolio's average daily net assets. Effective August 2, 2004, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Portfolio's average daily net assets:

                                                            FEE
PORTFOLIO                            8/2/04 TO 9/30/04                EFFECTIVE 10/1/04*
Conservative Allocation                     N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Equity                         $ 0-999M               0.35%       First $1B            0.20%
                               $ 1-4.99B             0.325%        Next $4B           0.175%
                                 >$4.99B              0.30%        Over $5B            0.15%
Growth Allocation                           N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Growth Balanced                $ 0-999M               0.35%       First $1B            0.20%
                               $ 1-4.99B             0.325%        Next $4B           0.175%
                                 >$4.99B              0.30%        Over $5B            0.15%
Moderate Balanced                           N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%

                                                     FEE
PORTFOLIO                    8/2/04 TO 9/30/04                 EFFECTIVE 10/1/04*
Tactical Equity          $  0-999M            0.35%       First $1B              0.20%
                         $ 1-4.99B           0.325%            Next             0.175%
                                                          $4B
                            >$4.99B           0.30%            Over              0.15%
                                                          $5B

* Effective at commencement of operations of the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios.

     Advisory Fees Paid. For the fiscal periods indicated below, the following
     -------------------
Portfolios paid to Funds Management the following advisory fees and Funds Management waived the indicated amounts:

                              YEAR ENDED                         YEAR ENDED                       YEAR ENDED
                               5/31/2007                         5/31/2006                         5/31/2005
                                   FEES                             FEES                              FEES
                                   PAID                             PAID                              PAID
                       FEES        AFTER      FEES       FEES       AFTER      FEES       FEES       AFTER       FEES
PORTFOLIO            INCURRED     WAIVER     WAIVED    INCURRED    WAIVER     WAIVED    INCURRED     WAIVER     WAIVED
Conservative       $  111,046    $ 55,593   $ 55,453   $ 23,443   $      0   $ 23,443   $      0   $           $      0
Allocation*
Equity             $  351,428    $212,455   $138,973   $149,493   $ 31,549   $117,944   $196,247   $133,832    $ 62,415
Growth             $  202,263    $122,103   $ 80,160   $ 25,251   $      0   $ 25,251   $      0   $      0    $      0
Allocation*
Growth Balanced    $1,036,985    $894,365   $142,620   $675,930   $548,094   $127,836   $636,334   $518,795    $117,549
Moderate           $  206,873    $143,581   $ 63,292   $ 42,991   $    962   $ 42,029   $      0          0    $      0
Balanced*
Tactical Equity    $  728,489    $493,323   $235,166   $308,495   $198,397   $110,098   $253,889   $187,369    $ 66,520

------
*   Commenced operations on September 30, 2004.

     General. Each Portfolio's Advisory Agreement will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Portfolio's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Portfolios. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Portfolios' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Portfolios. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     As compensation for its sub-advisory services to each Portfolio, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser. Prior to September 1, 2005, Wells Capital Management received as compensation for its sub-advisory services to each Portfolio, a monthly fee equal to an annual rate of 0.05% of each Portfolio's average daily net assets.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of May 31, 2007, the most recent fiscal year end for the Portfolios managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Portfolios on a day-to-day basis as follows.

PORTFOLIO                 SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------- --------------------------  -----------------------
Conservative Allocation   Wells Capital Management    Doug Beath
Equity                                                Galen G. Blomster, CFA
Growth Allocation                                     Jeffrey P. Mellas
Growth Balanced
Moderate Balanced
Tactical Equity

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Portfolios. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                            REGISTERED INVESTMENT     OTHER POOLED
                                  COMPANIES        INVESTMENT VEHICLES      OTHER ACCOUNTS
                               NUMBER     TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
                                 OF       ASSETS       OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGER            ACCOUNTS*   MANAGED   ACCOUNTS*   MANAGED   ACCOUNTS*    MANAGED
WELLS CAPITAL MANAGEMENT
 Doug Beath                     6        $ 5.5B       1         $557M        12       $ 5.2B
 Galen G. Blomster, CFA**       0        $    0       1         $557M         0       $    0
 Jeffrey P. Mellas              6        $ 5.5B       1         $557M        12       $ 5.2B

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.
**   Information current as of September 30, 2007.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                           REGISTERED INVESTMENT     OTHER POOLED
                                 COMPANIES        INVESTMENT VEHICLES      OTHER ACCOUNTS
                              NUMBER     TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
                                OF       ASSETS       OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGER           ACCOUNTS*   MANAGED   ACCOUNTS*   MANAGED   ACCOUNTS*    MANAGED
WELLS CAPITAL MANAGEMENT
Doug Beath                     0           $0        0           $0        5         $ 1.2B
Galen G. Blomster, CFA**       0           $0        0           $0        0         $    0
Jeffrey P. Mellas              0           $0        0           $0        5         $ 1.2B

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.
**   Information current as of September 30, 2007.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Manager may maintain.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     BENEFICIAL OWNERSHIP IN THE PORTFOLIOS. The following table shows for each
     --------------------------------------
Portfolio Manager the dollar value of Portfolio equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER                PORTFOLIO                      BENEFICIAL OWNERSHIP
 WELLS CAPITAL MANAGEMENT
 Doug Beath                      Conservative Allocation        $             0
                                 Equity                         $             0
                                 Growth Allocation              $             0
                                 Growth Balanced                $             0
                                 Moderate Balanced              $             0
                                 Tactical Equity                $             0
 Galen G. Blomster, CFA*         Conservative Allocation        $             0
                                 Equity                         $             0
                                 Growth Allocation              $             0
                                 Growth Balanced                $             0
                                 Moderate Balanced              $             0
                                 Tactical Equity                $10,001-$50,000
 Jeffrey P. Mellas               Conservative Allocation        $             0
                                 Equity                         $             0
                                 Growth Allocation              $             0
                                 Growth Balanced                $             0
                                 Moderate Balanced              $             0
                                 Tactical Equity                $10,001-$50,000

------
*   Information current as of September 30, 2007.

Fees from Underlying Funds
--------------------------

     The Portfolios' shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, which may include shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios' distributor for providing services to the Portfolios' shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, Wells Capital Management, their affiliates and Wells Fargo Funds Distributor, LLC ("Funds Distributor" or the "Distributor") as distributor for the Portfolios may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, Wells Capital Management and their affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Portfolios, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios' operations, including communication, coordination, and supervision services with regard to the Portfolios' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Portfolio's average daily net assets:

                                           FEE
CLASS                 PRIOR TO 8/2/04           EFFECTIVE 8/2/04
 Single Class        0.33%                  0-4.99B            0.33%
                                            5-9.99B            0.32%
                                             >9.99B            0.31%

     For the fiscal year-ends indicated below, the Portfolios paid the following administrative fees to Funds Management:

                                                                ADMINISTRATIVE
                                      ADMINISTRATIVE            FEES PAID AFTER
YEAR ENDED 5/31/07                     FEES INCURRED   WAIVER       WAIVER
CONSERVATIVE ALLOCATION PORTFOLIO*       $183,227        $0        $183,227
Equity Portfolio                        $  579,856       $0       $  579,856
Growth Allocation Portfolio*            $  333,734       $0       $  333,734
Growth Balanced Portfolio               $1,711,025       $0       $1,711,025
Moderate Balanced Portfolio*            $  341,340       $0       $  341,340
Tactical Equity Portfolio               $1,202,006       $0       $1,202,006

                                           YEAR ENDED 5/31/06        YEAR ENDED 5/31/05
PORTFOLIO                                   FUNDS MANAGEMENT          FUNDS MANAGEMENT
Conservative Allocation Portfolio*             $   99,872                $        0
Equity Portfolio                               $  441,271                $  349,887
Growth Allocation Portfolio*                   $  120,893                $        0
Growth Balanced Portfolio                      $1,326,214                $1,018,792
Moderate Balanced Portfolio*                   $  140,282                $        0
Tactical Equity Portfolio                      $  690,678                $  436,864

*   Commenced operations on September 30, 2004.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Portfolios.

     The Portfolios have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Portfolios and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the shares of the Portfolios pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

     The actual fee payable to the Distributor by the Portfolios is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolio, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Portfolio shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the fiscal year ended May 31, 2007, the Portfolios paid the Distributor the following fees for distribution-related services:

                                                                        PRINTING,        COMPENSATION         COMPENSATION
                                                                        MAILING &             TO                   TO
PORTFOLIO                           TOTAL           ADVERTISING        PROSPECTUS        UNDERWRITERS        BROKER/DEALERS
 CONSERVATIVE ALLOCATION         $  416,424              $0                $0             $  228,828           $  187,596
 EQUITY                          $1,317,855              $0                $0             $  793,418           $  524,437
 GROWTH ALLOCATION               $  758,486              $0                $0             $  432,446           $  326,040
 GROWTH BALANCED                 $3,888,692              $0                $0             $2,322,067           $1,566,625
 MODERATE BALANCED               $  775,774              $0                $0             $  493,023           $  282,751
 TACTICAL EQUITY                 $2,731,833              $0                $0             $1,519,028           $1,212,805

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Portfolio or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Portfolio, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Portfolios' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Portfolios and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Portfolios are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolios, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Portfolio shares.

Shareholder Servicing Agent
---------------------------

     The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Portfolio shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of up to 0.25% of the average daily net assets of the Single Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Portfolio.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Portfolios. For these services, PFPC is entitled to receive from each Portfolio an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Portfolio. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Portfolio, $1,500 for the third manager in each Portfolio and $500 for each manager beyond the third manager in each Portfolio. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Portfolio's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Portfolios on a continuous basis.
For the fiscal years ended May 2006 and May 2007, the Portfolios paid no underwriting commissions to the Distributor.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Portfolios on a continuous basis. For the period April 11, 2005 through May 31, 2005, the Portfolios paid (in the aggregate) to the Distributor $37,071 in underwriting commissions, and the Distributor retained $0. For the period June 1, 2004 through April 10, 2005, the Portfolios paid (in the aggregate) $2,220,420 to Stephens in underwriting commissions, and Stephens retained $0.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Portfolio is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolio's shares.

     Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Generally, each Portfolio is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Portfolio received before such Portfolio's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Portfolio's NAV calculation time generally are processed at such Portfolio's

NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Portfolio. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Portfolio reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Portfolio may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio's responsibilities under the 1940 Act. In addition, the Portfolio may redeem shares involuntarily to reimburse a Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectuses.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Portfolios. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Portfolio of securities it owns, or the fair determination of the value of the Portfolio's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Portfolio shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Portfolio shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Portfolio's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Portfolios' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Portfolios and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Portfolios' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Portfolios' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Portfolios and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Portfolios from directing portfolio brokerage to brokers who sell Portfolio shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Portfolio, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Portfolio's shareholders.

     The table below shows the Portfolios' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:

                                  PORTFOLIO            PORTFOLIO
                                TURNOVER RATE        TURNOVER RATE
PORTFOLIO                        MAY 31, 2007        MAY 31, 2006
Conservative Allocation              190%                 163%
Equity                                43%                  70%
Growth Allocation                     95%                 108%
Growth Balanced                      143%                 139%
Moderate Balanced                    149%                 152%
Tactical Equity                       50%                  76%

     Brokerage Commissions. For the fiscal years ended May 31, 2007, May 31,
     ---------------------
2006, and May 31, 2005, the Portfolios paid no brokerage commissions. No commissions were paid to affiliated brokers.

                               PORTFOLIO EXPENSES

     From time to time, Funds Management may waive fees from a Portfolio in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Portfolio); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Portfolio's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Portfolio are charged against Portfolio assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Portfolio, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Portfolios.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Portfolio qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Portfolio even though each Portfolio is a series of the Trust. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Portfolio's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Portfolio must also diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Portfolio's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Portfolio controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Portfolio meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Portfolio may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Portfolio in the year they are actually distributed. If a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income tax.

     Moreover, a Portfolio may retain for investment all or a portion of its net capital gain. If a Portfolio retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Portfolio fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Portfolio's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if a Portfolio which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Portfolio generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Portfolio may use the so-called
     -----------------------
"equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Portfolio, and thus the Portfolio's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a
     ---------------------------
net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to portfolio-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute any such offsetting capital gains. The Portfolios cannot carry back or carry forward any net operating losses. As of May 31, 2007, none of the Portfolios had capital loss carry-forwards for federal income tax purposes.

     If a Portfolio engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Portfolios have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Portfolio fails to distribute by December 31 of each
     ----------
calendar year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Portfolio will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Portfolio generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax. Moreover, each Portfolio reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Portfolio).

     Investment through Underlying Funds. The Portfolios seek to continue to
     -----------------------------------
qualify as RICs by investing substantially all of their assets through the Underlying Funds. Each Underlying Fund intends to continue to qualify as a RIC under the Code as well.

     Taxation of Portfolio Investments. In general, realized gains or losses on
     ---------------------------------
the sale of securities held by a Portfolio will be treated as capital gains or losses, and long-term capital gains or losses if the Portfolio has held the disposed securities for more than one year at the time of disposition.

     If a Portfolio purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Portfolio may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Portfolio will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Portfolio at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Portfolio held the debt obligation. A Portfolio generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Portfolio. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Portfolio which the Portfolio otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Portfolio.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Portfolio holding such a security receives no interest payment in cash on the security during the year.

     If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as when a Portfolio may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Portfolio is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Portfolio pursuant to the exercise of a covered call option granted by it, the Portfolio generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Portfolio will be deemed "Section 1256 contracts." A Portfolio will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Portfolio to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Portfolio to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Portfolio's income. Under future Treasury Regulations, any such transactions that are not directly related to a Portfolio's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Portfolio's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Portfolio or its shareholders in future years.

     Offsetting positions held by a Portfolio involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Portfolio is treated as entering into a "straddle" and at least one (but not all) of the Portfolio's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Portfolio had not engaged in such transactions.

     If a Portfolio enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Portfolio will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Portfolio enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Portfolio's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Portfolio's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Portfolio's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Portfolio may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Portfolio would have had if the Portfolio directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Portfolio's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments to the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Portfolio shares, and (iii) thereafter, as capital gain. If a Portfolio's book income is less than taxable income, the Portfolio could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Portfolio as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Portfolio may invest in REITs. Investments in REIT equity securities may require a Portfolio to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Portfolio's investments in REIT equity securities may at other times result in the Portfolio's receipt of cash in excess of the REIT's earnings if the Portfolio distributes these amounts, these distributions could constitute a return of capital to Portfolio shareholders for federal income tax purposes. dividends received by the Portfolio from a REIT will not constitute qualified dividend income.

     A Portfolio may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Portfolio must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Portfolio, then the Portfolio will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the

Investment Act of 1940, a Portfolio may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Portfolio. The Portfolios have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Portfolio acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Portfolio could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions could have been classified as capital gain.

     A Portfolio will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Portfolios may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Portfolio may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Portfolios may involve complex tax rules that may result in income or gain recognition by the Portfolios without corresponding current cash receipts. Although the Portfolios seek to avoid significant non-cash income, such non-cash income could be recognized by the Portfolios, in which case the Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Portfolios could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Except for exempt-interest dividends (defined
     -------------------------
below) paid by a Portfolio, all distributions paid out of a Portfolio's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Portfolio's earnings and profits, described above, are determined at the end of the Portfolio's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Portfolio's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Portfolio shares and then as capital gain. A Portfolio may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Portfolio as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Portfolio will designate capital gain dividends, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. government if the Portfolio meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant
     ---------------------------------------
to a cash or in-kind redemption, or exchanges the shareholder's Portfolio shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Portfolio shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different RIC, the sales charge previously incurred in acquiring the Portfolio's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Portfolio on foreign securities may
     -------------
be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Portfolios expect to qualify for this election.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Portfolio in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Portfolio with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Portfolio's shares. If 95% or more of a Portfolio's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Portfolio's income is attributable to qualified dividend income, then only the portion of the Portfolio's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Portfolio from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual Portfolio shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Portfolio is generally required to withhold and
     ------------------
remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Portfolio shareholder if (i) the shareholder fails to furnish the Portfolio with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Tax-Deferred Plans. The shares of the Portfolios may be available for a
     ------------------
variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Portfolio shares through such plans and/or accounts.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Portfolio may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Portfolio may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above (whether an interest-related dividend or not) is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Portfolio shares, capital gain dividends and, with respect to taxable years of a Portfolio beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Portfolio shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Portfolio shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause
(i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Portfolio. "Short-term capital gain dividends" are distributions attributable to a Portfolio's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Portfolio in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Portfolio makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Portfolios provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Portfolios do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Portfolios. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Portfolio shareholders, without regard to any relationship that any affiliated person of the Portfolio (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Portfolios' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Portfolio. While each Portfolio does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Portfolios of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolio's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Portfolio's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Portfolios voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Portfolios' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Portfolios are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory agreement, since it affects only one Portfolio, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Portfolio means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Portfolio represents an equal proportional interest in the Portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of September 5, 2007 is the name, address and share ownership of each person with record ownership of 5% or more of the voting securities of a Portfolio and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Portfolio. Except as identified below, no person with record ownership of 5% or more of a Portfolio is known by the Trust to have beneficial ownership of such shares.

                      5% OWNERSHIP AS OF SEPTEMBER 4, 2007

                                                                      PERCENTAGE
                                                                          OF
PORTFOLIO                      NAME AND ADDRESS                       PORTFOLIO
-------------------------      --------------------------------      -----------
CONSERVATIVE ALLOCATION        AMERICAN ENTERPRISE INVESTMENT            17.25%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
EQUITY                         AMERICAN ENTERPRISE INVESTMENT            15.40%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446

                                                                PERCENTAGE
                                                                    OF
PORTFOLIO                NAME AND ADDRESS                       PORTFOLIO
-------------------      --------------------------------      -----------
GROWTH ALLOCATION        AMERICAN ENTERPRISE INVESTMENT            22.19%
                         SERVICES FBO
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
GROWTH BALANCED          AMERICAN ENTERPRISE INVESTMENT            15.80%
                         SERVICES FBO
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
MODERATE BALANCED        AMERICAN ENTERPRISE INVESTMENT            32.07%
                         SERVICES FBO
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446
TACTICAL EQUITY          AMERICAN ENTERPRISE INVESTMENT            14.93%
                         SERVICES FBO
                         PO BOX 9446
                         MINNEAPOLIS MN 55440-9446

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Portfolio, or is identified as the record owner of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Portfolios for the fiscal year ended May 31, 2007, are hereby incorporated by reference to the Portfolios' Annual Report.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Portfolios, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolios. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.